                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 18, 2000
                           ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
---------------                    -----------               -------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                 153 East 53rd Street, New York, New York 10043
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K


Item 5. Other Events.

On January 18, 2000 Citigroup Inc. reported core income of $2.61 billion for the fourth quarter ended December 31, 1999. For the full year, core income was $9.95 billion, a 57% increase over the prior year.

     * Core income per diluted share for the quarter, at $0.75, reflected an 88% increase from the comparable 1998 period, on the strength of broad-based revenue growth, continued progress on expense controls and stable credit quality.

     * Record earnings in the Global Consumer business and robust growth from the integrated Global Corporate and Investment Bank contributed to the strong performance in the quarter and the year.

     * The Company generated a return on equity of 22.3% in the quarter, and 22.7% for the year.

     * Citigroup achieved its stated target of $2 billion in annualized expense reductions and expects to make further progress on expenses in 2000.

     * Citigroup has total equity capital and trust securities reaching $54.6 billion at the end of 1999, up from $47.0 billion at the end of 1998. The Tier 1 capital ratio is 9.6%.

     * In 1999, Citigroup delivered additional value to shareholders by repurchasing $4 billion in stock, primarily to fund Citigroup's employee benefit plans. Earlier this year, Citigroup also announced a 17% dividend increase and a 3-for-2 stock split.

     * Net income was $2.62 billion for the quarter, and $9.87 billion for the year, up 287% and 70% respectively.

John S. Reed and Sanford I. Weill, Chairmen and Co-Chief Executive Officers of Citigroup, said: "The superior results we achieved in the first full year of our merger underscores our progress in establishing Citigroup as a world-class, global growth company. Each of our businesses reinforced its leadership during the year, creating a strong foundation for future profit growth. Collaborative efforts among our operations are resulting in new ways to serve customer needs and creating powerful opportunities for our businesses. With revenues twice the level of expenses, it is clear that our efficiency efforts are magnifying the impact of revenue gains on the bottom line.

"Our exceptionally strong capital position and the successful integration of our global businesses will enable us to take full advantage of the new financial modernization legislation in the coming year. This legislation opens up new horizons for our Company and will facilitate our expansion in the global financial services arena. Our already impressive geographic and business diversity provides us with several important advantages. It has proven its power during a vibrant global market environment and will be even more critical as a source of stability and opportunity when market conditions are less robust. Our diversity also enhances our position on the Internet, enabling us to deliver to a greater number and range of customers a broader array of quality products and services than virtually any other financial services company. And, with approximately 30% of our earnings generated from outside the U.S. and our recent expansion efforts in Latin America and Japan, we are well-positioned in regions likely to achieve higher growth in the coming year.

"As we continue to forge new ground with our pioneering combination," continued Messrs. Reed and Weill, "we are delighted to be joined in the Office of the Chairman by Bob Rubin, whose expertise and insight are already making positive contributions."

                                 GLOBAL CONSUMER
       4TH QUARTER CORE INCOME: $1.17 BILLION, UP 35% FROM 1998 PERIOD
                     1999 CORE INCOME: $4.30 BILLION, UP 38%

The Global Consumer business achieved record results for the quarter, generating an 8% increase in revenues through internal growth and acquisitions, while holding expense growth to only 2%. The business also benefited from stable credit quality in most regions of the world. Recent acquisitions in the cards and consumer finance segments across Argentina, Chile, Mexico, Australia and the U.S. were accretive in 1999. The business also continued to expand its presence in Japan, where the Company now has more than one million customers.

During the quarter, e-Citi continued to develop Citigroup's Internet presence. Leveraging its leading market share in cards in the U.S., the Company introduced ClickCredit, an electronic line of credit designed specifically for purchases on the Internet. In tandem, Citigroup launched CitiPlaza, its on-line shopping portal featuring a variety of merchants and shopping services. The Company expects these initiatives to help expand its existing base of more than three million customers who are now doing business with Citigroup on-line. Furthermore, early cross marketing efforts have yielded positive results and are expected to contribute a greater level of revenues in 2000.

         - BANKING/LENDING income rose 43% to $612 million. Revenues increased 14% at Citibanking North America, as efforts to enhance sales processes resulted in growth in investment product sales and customer deposits. Expenses declined 21%, or $91 million, from the comparable quarter last year, contributing to core income growth of 578%. Mortgage Banking income rose 4%, as increased student loan volume and the contribution of Source One, acquired earlier in 1999, offset a higher credit provision. Cards income increased 11% as a 4% rise in U.S. bankcard sales volumes and 7% growth in receivables to $74.2 billion offset the impact of rising interest rates. U.S. bankcard credit losses continued to improve, declining 39 basis points over the prior year, to 4.43%. Acquisitions and record production by Primerica agents helped fuel a 30% increase in receivables at CitiFinancial. The credit environment and a continued shift towards real estate secured products improved the charge-off rate to 2.19%, down 48 basis points from one year ago.

         - INSURANCE income increased 9% to $344 million. Travelers Life and Annuity reported a 9% increase in income, driven by strong business volumes in the annuity and individual life product lines and higher net investment income, offset by certain mortality and other expenses. Primerica core income rose 12%, driven by increased sales of investment products, debt consolidation loans and life insurance in force. Travelers Property Casualty Personal Lines core income rose 7%, as increased production and lower weather-related losses were partly offset by lower prior year reserve development. Net written premiums increased 2%, as strong sales through independent agents and diversified distribution channels were offset by the curtailment of the SECURE product.

         - INTERNATIONAL income grew 37% to $291 million. Europe, Middle East and Africa continued its strong performance, recording a 53% increase in core income on higher business volumes in Germany and the expansion of new markets in Central and Eastern Europe. Latin America achieved a 118% increase in core income, as continued improvements at Brazilian credit card affiliate Credicard, contributions from new acquisitions, and successful expense control efforts offset the impact of higher credit losses. Revenues rose 19% in Asia Pacific on higher business volume and contributions from the Diners Club franchise in Australia, which was acquired in December 1998, although higher spending on new business initiatives and increased credit costs in certain countries held income growth to 2%.

                      GLOBAL CORPORATE AND INVESTMENT BANK
        4th Quarter Core Income: $1.31 billion, up 136% from 1998 Period
                    1999 Core Income: $5.08 billion, up 114%


Citigroup's Global Corporate and Investment Bank capped a record year with robust fourth quarter earnings. Continued strong growth in investment banking revenues, coupled with the group's leadership on a number of ground-breaking transactions around the world, underscored the success of the integration of Salomon Smith Barney and Citibank's Global Corporate Bank. Most recently, Salomon Smith Barney is advising America Online on its $130 billion announced merger with Time Warner. SSB investment banking revenues generated with Citibank's target Global Relationship Banking clients rose 47% over the prior year.

On the strength of the combined business, Citigroup was recognized as "Bank of the Year" by International Financing Review, which also named Citibank/SSB "Loan House of the Year" and "Asia-Pacific Loan House of the Year". SSB was named as "Dollar Bond House of the Year". Citibank was ranked number one in Global Transaction Services by Global Finance and the top bank in Cash Management, Foreign Exchange and Project Finance, as well as the top Emerging Markets Bank, by Corporate Finance Magazine. SSB continues to rank second in global underwriting and first in municipal finance. Nikko Salomon Smith Barney vaulted to a leadership position in investment banking in Japan, acting as joint global coordinator and bookrunner for NTT's $15 billion privatization offering. The NTT privatization was the largest secondary offering in history and the second largest telecom offering ever, after NTT Docomo ($18 billion), which Nikko-SSB also lead managed.


     * Salomon Smith Barney reported record performance in the quarter, including the highest commission and investment banking revenues in its history and strong principal transactions and asset management revenues. The $664 million of core income exceeded 1999 third quarter performance by more than 50%. Return on equity reached 31.2% in the quarter, including SSB's assets management business in the Global Investment Management segment. Core income was up substantially from the fourth quarter of 1998, when results were negatively affected by extreme market volatility. Annualized gross production per financial consultant increased to $498,000 for the fourth quarter, and by year-end, total client assets under fee-based management (with revenues retained in this segment) topped $100 billion for the first time.

     * The Global Corporate Bank reported income of $441 million, up 30% from the 1998 fourth quarter. Revenues increased 6%, reflecting double-digit growth in Latin America, Central and Eastern Europe, Middle East and Africa, and more moderate growth in North America and Europe. In Asia, lower expenses and improved net write-offs substantially offset revenue declines from lower trading activity. The business produced its sixth consecutive quarter of declining expenses, as restructuring actions, ongoing expense initiatives and lower Year 2000 and European Economic Monetary Union costs drove a 5% reduction.

     * Travelers Property Casualty Commercial Lines' core income was essentially flat with that reported in the fourth quarter of 1998. Pricing trends, while continuing to show improvement during the quarter, had yet to be sufficient to raise profitability of new business in the middle market to acceptable levels. Investment income was down in the fourth quarter of 1999 versus an exceptionally strong level of net investment income in the prior year period, which was offset by lower weather-related costs and favorable prior year reserve development.

                GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
         4TH QUARTER CORE INCOME: $153 MILLION, UP 34% FROM 1998 PERIOD
                     1999 CORE INCOME: $602 MILLION, UP 19%

The Global Investment Management and Private Banking business continues to strengthen its organization and position itself to capture significant asset flows. Among the highlights of the quarter was the signing of an agreement with State Street to form CitiStreet, a jointly owned global benefits delivery company that will focus on the defined contribution and total benefits administration markets for corporate and not-for-profit organizations.

         - ASSET MANAGEMENT income rose 50% over the prior year period to $78 million, with an 11% increase in assets under management and a double digit rise in revenues. This growth more than offset higher costs associated with building the business's global sales and marketing capabilities and continued investments in research, quantitative and technology expertise. This investment management build-out is now more than 75% complete.

                  Assets under management rose to $364 billion including $31 billion managed for Global Private Bank clients. Cross-selling efforts helped to fuel a 12% increase in institutional client assets to $155 billion, with the Corporate Bank channel alone generating an additional $8 billion in client assets. Sales of the Group's proprietary mutual funds represented 34% of SSB's retail channel mutual fund sales for the year versus 31% in 1998. The Group also accounted for 56% of Primerica's U.S. mutual and money fund sales for the quarter and 60% for the year. Sales of Smith Barney Private Client separately managed accounts were up more than 80% from the prior year quarter and 117% for the year. The Group sold $638 million of mutual and money funds through the Citibank consumer bank in Europe for the quarter, and $3.0 billion for the full year. In Japan, sales through both the Citibank consumer bank and non-proprietary channels generated $470 million in mutual and money funds in the quarter, and $2.0 billion for the year.

                  Core income for PRIVATE BANKING rose 21% to $75 million in the quarter. Revenues increased 12%, as a result of strong investment product fees and increased lending activity across all regions. Client business volumes, which includes loans, deposits and other client assets under management and custody, rose to $140.2 billion.



                    CORPORATE/OTHER AND INVESTMENT ACTIVITIES

The loss from CORPORATE/OTHER was 59% higher than in the prior year period. The loss included $36 million in after-tax expenses incurred related to performance vesting options which were issued by Citicorp prior to its merger with Travelers, and which have vested as certain pre-determined price levels have been met. Also included were higher technology costs associated with Year 2000 remediation, and higher treasury costs. Income from INVESTMENT ACTIVITIES, including gains on investments, rose $198 million from the prior year's unusually low level, to $213 million, reflecting strong equity markets.


                                      # # #

In addition, the Board of Directors of Citigroup approved the increase in the quarterly dividend on Citigroup's common stock from 14 cents a share to 16 cents a share, payable on February 25, 2000 to stockholders of record on February 7, 2000.
                                    #  #  #

                           Forward-Looking Statements

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Citigroup's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the ability of Citigroup to take advantage of financial modernization legislation and to continue to expand its business geographically, as well as in new areas such as the Internet; the ability of Citigroup to achieve future profit growth and to increase revenues from cross marketing efforts; ability of Citigroup generally to achieve anticipated levels of operational efficiencies and expense savings. Readers also are directed to other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

CITIGROUP SEGMENT INCOME                                FOURTH QUARTER                %                 FULL YEAR               %
(In Millions of Dollars)                              1999           1998           Change        1999            1998        Change
GLOBAL CONSUMER
         Citibanking North America                  $   122        $    18            578        $   414        $   107         287
         Mortgage Banking                                57             55              4            231            212           9
         Cards                                          325            293             11          1,172            808          45
         CitiFinancial                                  108             63             71            392            222          77
         Banking/Lending                                612            429             43          2,209          1,349          64

         Travelers Life & Annuity                       135            124              9            623            493          26
         Primerica Financial Services                   115            103             12            452            400          13
         Personal Lines                                  94             88              7            279            319         (13)
         Insurance                                      344            315              9          1,354          1,212          12

Total North America                                     956            744             28          3,563          2,561          39

         Europe, Middle East, and Africa                 90             59             53            327            225          45
         Asia Pacific                                   118            116              2            443            383          16
         Latin America                                   83             38            118            228            160          43
Total International                                     291            213             37            998            768          30

e-Citi                                                  (49)           (42)           (17)          (179)          (141)        (27)
Other Consumer                                          (24)           (43)            44            (86)           (77)        (12)

TOTAL GLOBAL CONSUMER                                 1,174            872             35          4,296          3,111          38

GLOBAL CORPORATE AND INVESTMENT BANK
Salomon Smith Barney                                    664             13             NM          2,354            408         477
Emerging Markets                                        265            237             12          1,190            748          59
Global Relationship Banking                             176            102             73            686            490          40
Total Global Corporate Bank                             441            339             30          1,876          1,238          52
Commercial Lines                                        200            201             --            845            723          17
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK            1,305            553            136          5,075          2,369         114

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
SSB Citi Asset Management Group                          78             52             50            324            256          27
Global Private Bank                                      75             62             21            278            251          11
TOTAL GLOBAL INVESTMENT MANAGEMENT AND
PRIVATE BANKING                                         153            114             34            602            507          19

CORPORATE/OTHER                                        (240)          (151)           (59)          (686)          (478)        (44)

INVESTMENT ACTIVITIES                                   213             15             NM            660            833         (21)

CORE INCOME                                           2,605          1,403             86          9,947          6,342          57
Restructuring-Related Items -- After Tax (A)             17           (726)           102             47           (535)        109
Cumulative Effect of Accounting Changes (B)              --             --             --           (127)            --          NM
NET INCOME                                          $ 2,622        $   677            287        $ 9,867        $ 5,807          70
DILUTED EARNINGS PER SHARE:
CORE INCOME                                         $  0.75        $  0.40             88        $  2.85        $  1.77          61
NET INCOME                                          $  0.75        $  0.19            295        $  2.83        $  1.62          75

(A) The restructuring-related items in the 1999 fourth quarter included $51 million of charges, $8 million of accelerated depreciation, and a $76 million credit for reversal of prior charges. The 1999 full year included $82 million of charges, $113 million of accelerated depreciation, and a $242 million credit for reversal of prior charges. The 1998 fourth quarter included the restructuring charge of $703 million, merger-related expenses of $65 million, and credits for reversals of 1997 restructuring charges of $42 million. The 1998 full year also included a $191 million credit for reversal of 1997 charges.

(B) Refers to adoption of Statement of Position "SOP" 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM       Not meaningful.


                                      # # #

CITIGROUP -  1999 FOURTH QUARTER FINANCIAL DATA SUPPLEMENT      [CITIGROUP LOGO]


                                                                                                   PAGE NUMBER
                                                                                                   -----------
CITIGROUP CONSOLIDATED
     Financial Summary                                                                                    1
     Segment Net Revenues                                                                                 2
     Segment Core Income                                                                                  3

Segment Detail
     GLOBAL CONSUMER:
         BANKING / LENDING
         Citibanking North America                                                                        4
         Mortgage Banking                                                                                 5
         Cards                                                                                            6
         CitiFinancial                                                                                    7
         INSURANCE
         Travelers Life & Annuity                                                                      8 & 9
         Primerica Financial Services                                                                    10
         Travelers Property Casualty - Personal Lines                                                    11
         INTERNATIONAL
         Europe, Middle East & Africa                                                                    12
         Asia Pacific                                                                                    12
         Latin America                                                                                   13
         e-CITI                                                                                          14
         OTHER CONSUMER                                                                                  14
     GLOBAL CORPORATE AND INVESTMENT BANK:
         Salomon Smith Barney                                                                         15 & 16
         Total Global Corporate Bank                                                                     17
         Emerging Markets                                                                                17
         Global Relationship Banking                                                                     17
         Travelers Property Casualty - Commercial Lines                                                  18
     GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
         SSB Citi Asset Management Group                                                                 19
         Global Private Bank                                                                             19
     INVESTMENT ACTIVITIES                                                                               20

CITIGROUP SUPPLEMENTAL DETAIL
     Consolidated Statement of Income                                                                    21
     Earnings Analysis - Managed Basis                                                                   22
     Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                                     23
     Details of Credit Loss Experience                                                                   24
     Cash Basis & Renegotiated Loans, Other Real Estate Owned and Assets Pending Disposition             25
     Managed Assets and Insurance Investments                                                            26
     Insurance Investment Portfolio                                                                      26

CITICORP SUPPLEMENTAL DATA                                                                               27

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)              [CITIGROUP LOGO]


   CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 100 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS IN OVER 100 COUNTRIES WITH A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.


                                                       1Q          2Q          3Q          4Q          1Q          2Q         3Q
                                                      1998        1998        1998        1998        1999        1999       1999
                                                     -------     -------     -------     -------     -------     -------    -------
CORE INCOME                                          $ 2,161     $ 2,049     $   729     $ 1,403     $ 2,415     $ 2,477    $ 2,450
Restructuring / Merger Items                              --         191          --        (726)         74         (29)       (15)
Cumulative Effect of Accounting Changes                   --          --          --          --        (127)         --         --
                                                     -------     -------     -------     -------     -------     -------    -------
NET INCOME                                           $ 2,161     $ 2,240     $   729     $   677     $ 2,362     $ 2,448    $ 2,435
                                                     =======     =======     =======     =======     =======     =======    =======

BASIC EARNINGS PER SHARE:
CORE INCOME                                          $  0.62     $  0.59     $  0.20     $  0.41     $  0.71     $  0.73    $  0.72
                                                     =======     =======     =======     =======     =======     =======    =======
NET INCOME                                           $  0.62     $  0.65     $  0.20     $  0.19     $  0.70     $  0.72    $  0.72
                                                     =======     =======     =======     =======     =======     =======    =======

WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO BASIC EPS                            3,365.0     3,366.0     3,372.5     3,350.1     3,340.2     3,332.7    3,332.0
                                                     =======     =======     =======     =======     =======     =======    =======

PREFERRED DIVIDENDS - BASIC                          $    63     $    58     $    50     $    45     $    40     $    38    $    38
                                                     =======     =======     =======     =======     =======     =======    =======

DILUTED EARNINGS PER SHARE:
CORE INCOME                                          $  0.60     $  0.57     $  0.20     $  0.40     $  0.69     $  0.71    $  0.70
                                                     =======     =======     =======     =======     =======     =======    =======
NET INCOME                                           $  0.60     $  0.63     $  0.20     $  0.19     $  0.68     $  0.70    $  0.70
                                                     =======     =======     =======     =======     =======     =======    =======

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO DILUTED EPS                          3,492.9     3,496.4     3,481.1     3,435.5     3,440.0     3,450.3    3,440.2
                                                     =======     =======     =======     =======     =======     =======    =======

PREFERRED DIVIDENDS - DILUTED                        $    57     $    52     $    44     $    39     $    37     $    35    $    34
                                                     =======     =======     =======     =======     =======     =======    =======

COMMON SHARES OUTSTANDING, AT PERIOD END             3,421.2     3,420.8     3,413.3     3,387.0     3,380.3     3,376.7    3,366.8
                                                     =======     =======     =======     =======     =======     =======    =======

TIER 1 CAPITAL RATIO                                    8.38%       8.46%       8.69%       8.68%       8.86%       9.37%      9.58%
                                                     =======     =======     =======     =======     =======     =======    =======
TOTAL CAPITAL RATIO                                    10.97%      11.00%      11.28%      11.43%      11.56%      12.12%     12.34%
                                                     =======     =======     =======     =======     =======     =======    =======
LEVERAGE RATIO                                          5.67%       5.65%       5.73%       6.03%       6.24%       6.38%      6.62%
                                                     =======     =======     =======     =======     =======     =======    =======

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)            $ 738.8     $ 750.8     $ 701.3     $ 668.6     $ 690.6     $ 689.6    $ 687.5
                                                     =======     =======     =======     =======     =======     =======    =======
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)    $  42.8     $  43.9     $  43.1     $  42.7     $  44.0     $  45.2    $  46.7
                                                     =======     =======     =======     =======     =======     =======    =======
STOCKHOLDERS' EQUITY AND TRUST SECURITIES,
AT PERIOD END (IN BILLIONS)                          $  46.4     $  47.7     $  46.9     $  47.0     $  48.9     $  50.2    $  51.6
                                                     =======     =======     =======     =======     =======     =======    =======

BOOK VALUE PER SHARE, AT PERIOD END                  $ 11.63     $ 12.04     $ 11.95     $ 11.91     $ 12.38     $ 12.77    $ 13.26
                                                     =======     =======     =======     =======     =======     =======    =======

RETURN ON COMMON EQUITY (NET INCOME)                    22.0%       21.8%        6.6%        6.2%       23.0%       22.8%      21.8%
                                                     =======     =======     =======     =======     =======     =======    =======
RETURN ON COMMON EQUITY (CORE INCOME)                   21.4%       19.4%        6.5%       13.0%       23.6%       23.1%      21.9%
                                                     =======     =======     =======     =======     =======     =======    =======
RETURN ON COMMON EQUITY (CORE INCOME),
EXCLUDING FAS 115                                       22.4%       20.2%        6.7%       13.4%       24.3%       24.1%      22.6%
                                                     =======     =======     =======     =======     =======     =======    =======

                                                                    4Q 1999 VS.                                      YTD 1999 VS.
                                                       4Q         4Q 1998 INCREASE/    FULL YEAR     FULL YEAR    YTD 1998 INCREASE/
                                                       1999          (DECREASE)          1998          1999           (DECREASE)
                                                      -------           ---            ---------     ---------             --
CORE INCOME                                           $ 2,605            86%           $   6,342     $   9,947             57%
Restructuring / Merger Items                               17                               (535)           47
Cumulative Effect of Accounting Changes                    --                                 --          (127)
                                                      -------                          ---------     ---------
NET INCOME                                            $ 2,622           287%           $   5,807     $   9,867             70%
                                                      =======                          =========     =========

BASIC EARNINGS PER SHARE:
CORE INCOME                                           $  0.77            88%           $    1.82     $    2.94             62%
                                                      =======                          =========     =========
NET INCOME                                            $  0.78           311%           $    1.66     $    2.91             75%
                                                      =======                          =========     =========

WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO BASIC EPS                             3,330.9                            3,363.6       3,333.9
                                                      =======                          =========     =========

PREFERRED DIVIDENDS - BASIC                           $    33                          $     216     $     149
                                                      =======                          =========     =========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                           $  0.75            88%           $    1.77     $    2.85             61%
                                                      =======                          =========     =========
NET INCOME                                            $  0.75           295%           $    1.62     $    2.83             75%
                                                      =======                          =========     =========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO DILUTED EPS                           3,443.6                            3,472.8       3,443.5
                                                      =======                          =========     =========

PREFERRED DIVIDENDS - DILUTED                         $    33                          $     192     $     139
                                                      =======                          =========     =========

COMMON SHARES OUTSTANDING, AT PERIOD END              3,367.5                            3,387.0       3,367.5
                                                      =======                          =========     =========

TIER 1 CAPITAL RATIO                                      9.6%*                             8.68%          9.6%*
                                                      =======                          =========     =========
TOTAL CAPITAL RATIO                                      12.4%*                            11.43%         12.4%*
                                                      =======                          =========     =========
LEVERAGE RATIO                                            6.7%*                             6.03%          6.7%*
                                                      =======                          =========     =========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)             $ 718.1*                         $   668.6     $   718.1*
                                                      =======                          =========     =========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)     $  49.7*                         $    42.7     $    49.7*
                                                      =======                          =========     =========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES,
AT PERIOD END (IN BILLIONS)                           $  54.6*                         $    47.0     $    54.6*
                                                      =======                          =========     =========

BOOK VALUE PER SHARE, AT PERIOD END                   $ 14.18*                         $   11.91     $   14.18*
                                                      =======                          =========     =========

RETURN ON COMMON EQUITY (NET INCOME)                     22.4%*                             14.0%         22.5%*
                                                      =======                          =========     =========
RETURN ON COMMON EQUITY (CORE INCOME)                    22.3%*                             14.9%         22.7%*
                                                      =======                          =========     =========
RETURN ON COMMON EQUITY (CORE INCOME),
EXCLUDING FAS 115                                        23.3%*                             15.5%         23.5%*
                                                      =======                          =========     =========


* Preliminary

CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)                                        [CITIGROUP LOGO]


                                                     1Q          2Q            3Q           4Q          1Q           2Q
                                                    1998        1998          1998         1998        1999         1999
                                                  --------     --------     --------     --------    --------     --------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                     $    478     $    521     $    487     $    488    $    507     $    517
    Mortgage Banking                                   154          152          160          153         169          183
    Cards                                            1,402        1,810        1,915        2,025       1,975        1,989
    CitiFinancial                                      294          310          326          345         361          396
                                                  --------     --------     --------     --------    --------     --------
       Total Banking / Lending                       2,328        2,793        2,888        3,011       3,012        3,085

INSURANCE
    Travelers Life and Annuity                         698          765          716          833         771          867
    Primerica Financial Services                       400          420          413          421         432          443
    Personal Lines                                     868          899          924          975         983        1,005
                                                  --------     --------     --------     --------    --------     --------
       Total Insurance                               1,966        2,084        2,053        2,229       2,186        2,315

INTERNATIONAL
    Europe, Middle East and Africa                     499          525          543          576         563          565
    Asia Pacific                                       422          457          459          511         518          543
    Latin America                                      354          369          431          444         466          499
                                                  --------     --------     --------     --------    --------     --------
       Total International                           1,275        1,351        1,433        1,531       1,547        1,607

e-CITI                                                  30           34           38           47          54           55

OTHER                                                   26           22           24           28          30           24

                                                  --------     --------     --------     --------    --------     --------
    TOTAL GLOBAL CONSUMER                            5,625        6,284        6,436        6,846       6,829        7,086
                                                  --------     --------     --------     --------    --------     --------

GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                 2,918        2,523          685        2,207       3,341        3,269

GLOBAL CORPORATE BANK
    Emerging Markets                                   959          974          723          976       1,139        1,092
    Global Relationship Banking                        989        1,151          827          947       1,090        1,008
                                                  --------     --------     --------     --------    --------     --------
       Total Global Corporate Bank                   1,948        2,125        1,550        1,923       2,229        2,100

Commercial Lines                                     1,619        1,584        1,604        1,674       1,534        1,558

                                                  --------     --------     --------     --------    --------     --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK       6,485        6,232        3,839        5,804       7,104        6,927
                                                  --------     --------     --------     --------    --------     --------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group                        305          310          318          326         354          357
Global Private Bank                                    262          283          284          293         272          298

                                                  --------     --------     --------     --------    --------     --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT &
    PRIVATE BANKING                                    567          593          602          619         626          655
                                                  --------     --------     --------     --------    --------     --------

CORPORATE / OTHER                                      (38)         (54)         (48)           8         (54)          12

INVESTMENT ACTIVITIES                                  619          491          168           45         153          270

--------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                       $ 13,258     $ 13,546     $ 10,997     $ 13,322    $ 14,658     $ 14,950
--------------------------------------------------------------------------------------------------------------------------

                                                                       4Q 1999 VS.                                   YTD 1999 VS.
                                                3Q           4Q      4Q 1998 INCREASE/  FULL YEAR    FULL YEAR    YTD 1998 INCREASE/
                                               1999         1999         (DECREASE)       1998         1999            (DECREASE)
                                             --------     --------        --------      --------     --------           --------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                $    528     $    557           14%         $  1,974     $  2,109             7%
    Mortgage Banking                              199          196           28%              619          747            21%
    Cards                                       1,984        2,050            1%            7,152        7,998            12%
    CitiFinancial                                 421          441           28%            1,275        1,619            27%
                                             --------      -------                       --------     --------
       Total Banking / Lending                  3,132        3,244            8%           11,020       12,473            13%

INSURANCE
    Travelers Life and Annuity                    869          887            6%            3,012        3,394            13%
    Primerica Financial Services                  444          456            8%            1,654        1,775             7%
    Personal Lines                              1,018        1,037            6%            3,666        4,043            10%
                                             --------      -------                       --------     --------
       Total Insurance                          2,331        2,380            7%            8,332        9,212            11%

INTERNATIONAL
    Europe, Middle East and Africa                608          599            4%            2,143        2,335             9%
    Asia Pacific                                  580          607           19%            1,849        2,248            22%
    Latin America                                 504          514           16%            1,598        1,983            24%
                                             --------      -------                       --------     --------
       Total International                      1,692        1,720           12%            5,590        6,566            17%

e-CITI                                             57           67           43%              149          233            56%

OTHER                                              14           (1)        (104%)             100           67           (33%)

                                             --------      -------                       --------     --------
    TOTAL GLOBAL CONSUMER                       7,226        7,410            8%           25,191       28,551            13%
                                             --------      -------                       --------     --------

GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                            2,791        3,279           49%            8,333       12,680            52%

GLOBAL CORPORATE BANK
    Emerging Markets                            1,051        1,045            7%            3,632        4,327            19%
    Global Relationship Banking                   985        1,000            6%            3,914        4,083             4%
                                             --------      -------                       --------     --------
       Total Global Corporate Bank              2,036        2,045            6%            7,546        8,410            11%

Commercial Lines                                1,578        1,595           (5%)           6,481        6,265            (3%)

                                             --------      -------                       --------     --------
    TOTAL GLOBAL CORPORATE AND
    INVESTMENT BANK                             6,405        6,919           19%           22,360       27,355            22%
                                             --------      -------                       --------     --------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE
  BANKING:
SSB Citi Asset Management Group                   367          407           25%            1,259        1,485            18%
Global Private Bank                               302          329           12%            1,122        1,201             7%

                                             --------      -------                       --------     --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT &
    PRIVATE BANKING                               669          736           19%            2,381        2,686            13%
                                             --------      -------                       --------     --------

CORPORATE / OTHER                                 (38)         (96)          NM              (132)        (176)          (33%)

INVESTMENT ACTIVITIES                             311          356          691%            1,323        1,090           (18%)

------------------------------------------------------------------                       ---------------------
TOTAL ADJUSTED NET REVENUES                  $ 14,573     $ 15,325           15%         $ 51,123     $ 59,506            16%
------------------------------------------------------------------                       ---------------------





NM  Not meaningful

CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)                                        [CITIGROUP LOGO]


                                                              1Q           2Q         3Q          4Q          1Q          2Q
                                                             1998         1998       1998        1998        1999        1999
                                                            -------     -------     -------     -------     -------     -------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                               $    25     $    39     $    25     $    18     $    75     $   106
    Mortgage Banking                                             50          50          57          55          60          53
    Cards                                                       156         136         223         293         275         275
    CitiFinancial                                                48          49          62          63          71          78
                                                            -------     -------     -------     -------     -------     -------
       Total Banking / Lending                                  279         274         367         429         481         512

INSURANCE
    Travelers Life and Annuity                                  119         127         123         124         147         173
    Primerica Financial Services                                 95         103          99         103         110         113
    Personal Lines                                               82          81          68          88          83          79
                                                            -------     -------     -------     -------     -------     -------
       Total Insurance                                          296         311         290         315         340         365

INTERNATIONAL
    Europe, Middle East and Africa                               49          53          64          59          67          72
    Asia Pacific                                                 82          85         100         116         101         107
    Latin America                                                43          37          42          38          47          43
                                                            -------     -------     -------     -------     -------     -------
       Total International                                      174         175         206         213         215         222

e-CITI                                                          (30)        (36)        (33)        (42)        (36)        (43)

OTHER                                                            --         (10)        (24)        (43)        (19)        (30)

                                                            -------     -------     -------     -------     -------     -------
    TOTAL GLOBAL CONSUMER                                       719         714         806         872         981       1,026
                                                            -------     -------     -------     -------     -------     -------

GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                            443         348        (396)         13         648         610

GLOBAL CORPORATE BANK
    Emerging Markets                                            262         242           7         237         323         294
    Global Relationship Banking                                 159         238          (9)        102         198         159
                                                            -------     -------     -------     -------     -------     -------
       Total Global Corporate Bank                              421         480          (2)        339         521         453

Commercial Lines                                                171         174         177         201         189         201

                                                            -------     -------     -------     -------     -------     -------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                1,035       1,002        (221)        553       1,358       1,264
                                                            -------     -------     -------     -------     -------     -------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group                                  69          68          67          52          80          84
Global Private Bank                                              58          65          66          62          57          73

                                                            -------     -------     -------     -------     -------     -------
    TOTAL GLOBAL INVESTMENT MANAGEMENT &
      PRIVATE BANKING                                           127         133         133         114         137         157
                                                            -------     -------     -------     -------     -------     -------

CORPORATE / OTHER                                              (122)       (116)        (89)       (151)       (151)       (133)

INVESTMENT ACTIVITIES                                           402         316         100          15          90         163

------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                           $ 2,161     $ 2,049     $   729     $ 1,403     $ 2,415     $ 2,477
------------------------------------------------------------------------------------------------------------------------------------

                                                                          4Q 1999 VS.                                YTD 1999 VS.
                                                   3Q        4Q         4Q 1998 INCREASE/ FULL YEAR   FULL YEAR   YTD 1998 INCREASE/
                                                  1999      1999           (DECREASE)      1998        1999          (DECREASE)
                                                 -------   -------          -------       -------     -------          -------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                    $   111   $   122            578%        $   107     $   414            287%
    Mortgage Banking                                  61        57              4%            212         231              9%
    Cards                                            297       325             11%            808       1,172             45%
    CitiFinancial                                    135       108             71%            222         392             77%
                                                 -------    ------                        -------     -------
       Total Banking / Lending                       604       612             43%          1,349       2,209             64%

INSURANCE
    Travelers Life and Annuity                       168       135              9%            493         623             26%
    Primerica Financial Services                     114       115             12%            400         452             13%
    Personal Lines                                    23        94              7%            319         279            (13%)
                                                 -------    ------                        -------     -------
       Total Insurance                               305       344              9%          1,212       1,354             12%

INTERNATIONAL
    Europe, Middle East and Africa                    98        90             53%            225         327             45%
    Asia Pacific                                     117       118              2%            383         443             16%
    Latin America                                     55        83            118%            160         228             43%
                                                 -------    ------                        -------     -------
       Total International                           270       291             37%            768         998             30%

e-CITI                                               (51)      (49)           (17%)          (141)       (179)           (27%)

OTHER                                                (13)      (24)            44%            (77)        (86)           (12%)

                                                 -------    ------                        -------     -------
    TOTAL GLOBAL CONSUMER                          1,115     1,174             35%          3,111       4,296             38%
                                                 -------    ------                        -------     -------

GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                 432       664             NM             408       2,354            477%

GLOBAL CORPORATE BANK
    Emerging Markets                                 308       265             12%            748       1,190             59%
    Global Relationship Banking                      153       176             73%            490         686             40%
                                                 -------    ------                        -------     -------
       Total Global Corporate Bank                   461       441             30%          1,238       1,876             52%

Commercial Lines                                     255       200             --             723         845             17%

                                                 -------    ------                        -------     -------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK     1,148     1,305            136%          2,369       5,075            114%
                                                 -------    ------                        -------     -------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group                       82        78             50%            256         324             27%
Global Private Bank                                   73        75             21%            251         278             11%

                                                 -------    ------                        -------     -------
    TOTAL GLOBAL INVESTMENT MANAGEMENT &
      PRIVATE BANKING                                155       153             34%            507         602             19%
                                                 -------    ------                        -------     -------

CORPORATE / OTHER                                   (162)     (240)           (59%)          (478)       (686)           (44%)

INVESTMENT ACTIVITIES                                194       213             NM             833         660            (21%)

------------------------------------------------------------------                        -------------------
TOTAL CORE INCOME                                $ 2,450   $ 2,605             86%        $ 6,342     $ 9,947             57%
------------------------------------------------------------------                        -------------------

NM - Not meaningful

GLOBAL CONSUMER - BANKING/LENDING                               [CITIGROUP LOGO]
CITIBANKING NORTH AMERICA
(In millions of dollars)

                                                           1Q            2Q            3Q            4Q            1Q          2Q
                                                          1998          1998          1998          1998          1999        1999
                                                         ------        ------        ------        ------        ------      ------
Total Revenues, Net of Interest Expense                  $  478        $  521        $  487        $  488        $  507      $  517
Adjusted Operating Expenses                                 407           427           410           428           353         320
Provision for Loan Losses                                    25            25            26            24            23          15
                                                         ------        ------        ------        ------        ------      ------
Core Income Before Taxes                                     46            69            51            36           131         182
Income Taxes                                                 21            30            26            18            56          76
                                                         ------        ------        ------        ------        ------      ------
Core Income                                              $   25        $   39        $   25        $   18        $   75      $  106
                                                         ======        ======        ======        ======        ======      ======

Average Assets (in billions of dollars)                  $   10        $   10        $   10        $   10        $   10      $   10
                                                         ======        ======        ======        ======        ======      ======
Return on Assets                                           1.01%         1.56%         0.99%         0.71%         3.04%       4.25%
                                                         ======        ======        ======        ======        ======      ======

Average Loans (in billions of dollars)                   $  8.0        $  8.0        $  7.9        $  7.8        $  7.7      $  7.7
Average Customer Deposits (in billions of dollars)       $ 38.9        $ 39.4        $ 39.7        $ 40.4        $ 41.6      $ 42.2
Accounts (in millions)                                      5.6           5.7           5.8           5.8           5.9         6.0

Net Credit Loss Ratio                                      1.33%         1.32%         1.35%         1.38%         1.27%       1.20%

Loans 90+Days Past Due:
    In millions of dollars                               $  118        $  111        $  109        $   93        $  103      $   92
    %                                                      1.45%         1.36%         1.25%         1.20%         1.34%       1.20%

                                                                            4Q 1999 VS.                              YTD 1999 VS.
                                                         3Q        4Q    4Q 1998 INCREASE/  FULL YEAR  FULL YEAR  YTD 1998 INCREASE/
                                                        1999      1999       (DECREASE)      1998         1999       (DECREASE)
                                                       ------    ------        ------       ------       ------        ------
Total Revenues, Net of Interest Expense                $  528    $  557            14%        $1,974     $2,109            7%
Adjusted Operating Expenses                               328       337           (21%)        1,672      1,338          (20%)
Provision for Loan Losses                                  11        15           (38%)          100         64          (36%)
                                                       ------    ------                       ------     ------
Core Income Before Taxes                                  189       205           469%           202        707          250%
Income Taxes                                               78        83           361%            95        293          208%
                                                       ------    ------                       ------     ------
Core Income                                            $  111    $  122           578%        $  107     $  414          287%
                                                       ======    ======                       ======     ======

Average Assets (in billions of dollars)                $    9    $    9           (10%)       $   10     $   10           --
                                                       ======    ======                       ======     ======
Return on Assets                                         4.89%      5.38%                       1.07%     4.14%
                                                       ======    ======                       ======     ======

Average Loans (in billions of dollars)                 $  7.5    $  7.4            (5%)       $  7.9     $  7.6           (4%)
Average Customer Deposits (in billions of dollars)     $ 42.2    $ 42.4             5%        $ 39.6     $ 42.1            6%
Accounts (in millions)                                    6.2       6.3             9%

Net Credit Loss Ratio                                    1.03%    1.23%

Loans 90+Days Past Due:
    In millions of dollars                             $   64    $  55           (41%)
    %                                                    0.87%    0.75%

GLOBAL CONSUMER - BANKING/LENDING                               [CITIGROUP LOGO]
MORTGAGE BANKING (1)
(In millions of dollars)


                                                      1Q           2Q           3Q           4Q            1Q           2Q
                                                     1998         1998         1998         1998          1999         1999
                                                     -----        -----        -----        -----         -----        -----
Total Revenues, Net of Interest Expense              $ 154        $ 152        $ 160        $ 153         $ 169        $ 183
Adjusted Operating Expenses                             59           61           62           60            59           82
Provision for Loan Losses                               13            9            3           (5)            3            5
                                                     -----        -----         -----        -----        -----        -----
Core Income Before Taxes and Minority Interest          82           82           95           98           107           96
Income Taxes                                            32           32           38           38            42           38
Minority Interest, Net of Tax                           --           --           --            5             5            5
                                                     -----        -----         -----        -----        -----        -----
Core Income                                          $  50        $  50        $  57        $  55         $  60        $  53
                                                     =====        =====        =====        =====         =====        =====

Average Assets (in billions of dollars)              $  25        $  25        $  25        $  26         $  28        $  29
                                                     =====        =====        =====        =====         =====        =====
Return on Assets                                     0.81%        0.80%         0.90%        0.84%         0.87%        0.73%
                                                     =====        =====        =====        =====         =====        =====

Accounts (in millions)                                 2.5          2.5          2.7          2.8           2.8          3.0
Average Loans (in billions of dollars) (2)           $23.5        $23.7        $24.0        $24.6         $26.6        $27.3
Mortgage Originations (in billions of dollars)       $ 2.9        $ 4.1        $ 4.3        $ 5.1         $ 3.8        $ 4.9

Net Credit Loss Ratio                                 0.42%        0.31%        0.29%        0.27%         0.20%        0.17%

Loans 90+ Days Past Due:                             $ 688        $ 634        $ 623        $ 625         $ 610        $ 575
    In millions of dollars                            2.91%        2.67%        2.69%        2.44%        2.29%         2.09%
    %

                                                                          4Q 1999 VS.                                YTD 1999 VS.
                                                    3Q          4Q     4Q 1998 INCREASE/  FULL YEAR  FULL YEAR    YTD 1998 INCREASE/
                                                   1999        1999       (DECREASE)      1998         1999           (DECREASE)
                                                   -----       -----        -----         -----        -----            -----
Total Revenues, Net of Interest Expense            $ 199       $ 196           28%        $ 619        $ 747             21%
Adjusted Operating Expenses                           90          89           48%          242          320             32%
Provision for Loan Losses                              2           7          240%           20           17            (15%)
                                                   -----       -----                      -----        -----
Core Income Before Taxes and Minority Interest       107         100            2%          357          410             15%
Income Taxes                                          42          38           --           140          160             14%
Minority Interest, Net of Tax                          4           5           --             5           19            280%
                                                   -----       -----                      -----        -----
Core Income                                        $  61       $  57            4%        $ 212        $ 231              9%
                                                   =====        =====                     =====        =====

Average Assets (in billions of dollars)            $  29       $  31           19%        $  25        $  29             16%
                                                   =====        =====                     =====        =====
Return on Assets                                    0.83%        0.73%                     0.85%        0.80%
                                                   =====        =====                     =====        =====

Accounts (in millions)                               3.2         3.4           21%
Average Loans (in billions of dollars) (2)         $27.1       $28.6           16%        $24.0        $27.4             14%
Mortgage Originations (in billions of dollars)     $ 4.7       $ 4.9           (4%)       $16.4        $18.3             12%

Net Credit Loss Ratio                               0.12%       0.15%

Loans 90+ Days Past Due:                           $ 629       $ 696           11%
    In millions of dollars                          2.28%      2.31%
    %

(1) Includes Student Loans.
(2) Includes loans held for sale.

GLOBAL CONSUMER - BANKING/LENDING                               [CITIGROUP LOGO]
CARDS (1)
(In millions of dollars)


                                                         1Q                  2Q                  3Q                   4Q
                                                        1998                1998                1998                 1998
                                                  -----------------   ------------------  ------------------   -----------------
Adjusted Revenues, Net of Interest Expense                 $ 1,402              $ 1,810             $ 1,915             $ 2,025
Adjusted Operating Expenses                                    430                  703                 714                 748
Adjusted Provision for Loan Losses (2)                         722                  888                 846                 808
                                                  -----------------   ------------------  ------------------   -----------------
Core Income Before Taxes                                       250                  219                 355                 469
Income Taxes                                                    94                  83                  132                 176
                                                  -----------------   ------------------  ------------------   -----------------
Core Income                                                  $ 156                $ 136               $ 223               $ 293
                                                  =================   ==================  ==================   =================

Managed Average Assets (in billions of dollars)              $ 50                 $  66                $ 68               $  71
                                                  =================   ==================  ==================   =================
Return on Managed Assets                                     1.27%                 0.83%               1.30%               1.64%
                                                  =================   ==================  ==================   =================

U.S. BANKCARDS DATA :
(in billions of dollars)

Risk Adjusted Margin (in millions of dollars)(3)             $ 614                $ 841               $ 994             $ 1,126
% of Average Managed Loans                                    5.31%                5.58%               6.36%               6.86%

End of Period Managed Receivables                           $ 46.8               $ 62.0              $ 63.8              $ 69.6
Total Accounts (in millions)                                  25.6                 39.4                39.7                40.5
Total Sales                                                 $ 25.3               $ 35.4              $ 37.7              $ 42.2

END OF PERIOD LOANS:
    On Balance Sheet                                        $ 16.5               $ 17.3              $ 19.8              $ 21.9
    Securitized                                               27.8                 41.5                40.6                44.3
    Held for Sale                                              2.0                  2.5                 2.6                 2.9
                                                  -----------------   ------------------  ------------------   -----------------
       Total                                                $ 46.3               $ 61.3              $ 63.0              $ 69.1
                                                  =================   ==================  ==================   =================

AVERAGE LOANS:
    On Balance Sheet                                        $ 17.3               $ 21.0              $ 19.3              $ 20.9
    Securitized                                               27.6                 37.0                40.2                41.5
    Held for Sale                                              2.0                  2.5                 2.5                 2.7
                                                  -----------------   ------------------  ------------------   -----------------
       Total                                                $ 46.9               $ 60.5              $ 62.0              $ 65.1
                                                  =================   ==================  ==================   =================

NET CREDIT LOSSES (in millions of dollars):
    On Balance Sheet                                         $ 214                $ 271               $ 229               $ 222
    Securitized                                                431                  544                 542                 536
    Held for Sale                                               31                   37                  34                  32
                                                  -----------------   ------------------  ------------------   -----------------
       Total                                                 $ 676                $ 852               $ 805               $ 790
                                                  =================   ==================  ==================   =================

Coincident Net Credit Loss Ratio                             5.85%                5.65%               5.15%               4.82%

12 Month Lagged Net Credit Loss Ratio (4)                    5.98%                5.92%               5.43%               5.30%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                                   $ 855                $ 956               $ 939             $ 1,001
    %                                                         1.85%                1.56%               1.49%               1.45%


                                                         1Q                  2Q                   3Q                  4Q
                                                        1999                1999                 1999                1999
                                                  ------------------  ------------------   -----------------   -----------------
Adjusted Revenues, Net of Interest Expense                  $ 1,975             $ 1,989             $ 1,984             $ 2,050
Adjusted Operating Expenses                                     722                 724                 707                 733
Adjusted Provision for Loan Losses (2)                          818                 832                 804                 805
                                                  ------------------  ------------------   -----------------   -----------------
Core Income Before Taxes                                        435                 433                 473                 512
Income Taxes                                                    160                 158                 176                 187
                                                  ------------------  ------------------   -----------------   -----------------
Core Income                                                   $ 275               $ 275               $ 297               $ 325
                                                  ==================  ==================   =================   =================

Managed Average Assets (in billions of dollars)                $ 73                $ 75                $ 76                $ 76
                                                  ==================  ==================   =================   =================
Return on Managed Assets                                       1.53%               1.47%               1.55%               1.70%
                                                  ==================  ==================   =================   =================

U.S. BANKCARDS DATA :
(in billions of dollars)

Risk Adjusted Margin (in millions of dollars)(3)             $1,067              $1,070              $1,097              $1,160
% of Average Managed Loans                                    6.42%               6.18%               6.24%               6.57%

End of Period Managed Receivables                            $ 69.4              $ 70.3              $ 70.7              $ 74.2
Total Accounts (in millions)                                   41.4                41.1                40.6                40.6
Total Sales                                                  $ 36.8              $ 40.8              $ 40.9              $ 43.8

END OF PERIOD LOANS:
    On Balance Sheet                                         $ 19.4              $ 20.0              $ 19.1              $ 22.6
    Securitized                                                46.7                47.4                48.5                49.0
    Held for Sale                                               2.9                 2.8                 2.5                 2.1
                                                  ------------------  ------------------   -----------------   -----------------
       Total                                                 $ 69.0              $ 70.2              $ 70.1              $ 73.7
                                                  ==================  ==================   =================   =================

AVERAGE LOANS:
    On Balance Sheet                                         $ 20.2              $ 20.0              $ 19.3              $ 19.5
    Securitized                                                44.3                46.7                47.9                48.6
    Held for Sale                                               2.9                 2.8                 2.5                 2.0
                                                  ------------------  ------------------   -----------------   -----------------
       Total                                                 $ 67.4              $ 69.5              $ 69.7              $ 70.1
                                                  ==================  ==================   =================   =================

NET CREDIT LOSSES (in millions of dollars):
    On Balance Sheet                                          $ 196               $ 233               $ 221               $ 224
    Securitized                                                 556                 541                 525                 537
    Held for Sale                                                32                  29                  27                  22
                                                  ------------------  ------------------   -----------------   -----------------
       Total                                                  $ 784               $ 803               $ 773               $ 783
                                                  ==================  ==================   =================   =================

Coincident Net Credit Loss Ratio                              4.72%               4.63%               4.40%               4.43%

12 Month Lagged Net Credit Loss Ratio (4)                     5.34%               5.12%               4.77%               4.59%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                                  $ 1,007               $ 954               $ 995             $ 1,061
    %                                                         1.46%               1.36%               1.42%               1.44%

                                                             4Q 1999 VS.                                            YTD 1999 VS.
                                                          4Q 1998 INCREASE/             FULL YEAR   FULL YEAR    YTD 1998 INCREASE/
                                                             (DECREASE)                   1998        1999           (DECREASE)
                                                      --------------------------        ---------   ---------    ------------------
Adjusted Revenues, Net of Interest Expense                       1%                     $ 7,152      $ 7,998            12%
Adjusted Operating Expenses                                     (2%)                      2,595        2,886            11%
Adjusted Provision for Loan Losses (2)                            -                       3,264        3,259             -
                                                                                        --------     -------
Core Income Before Taxes                                         9%                       1,293        1,853            43%
Income Taxes                                                     6%                         485          681            40%
                                                                                        --------     -------
Core Income                                                      11%                      $ 808      $ 1,172            45%
                                                                                        ========     =======

Managed Average Assets (in billions of dollars)                  7%                        $ 64      $    75            17%
                                                                                        ========     =======
Return on Managed Assets                                                                   1.26%        1.56%
                                                                                        ========     =======

U.S. BANKCARDS DATA :
(in billions of dollars)

Risk Adjusted Margin (in millions of dollars)(3)                 3%
% of Average Managed Loans

End of Period Managed Receivables                                7%
Total Accounts (in millions)                                      -
Total Sales                                                      4%

END OF PERIOD LOANS:
    On Balance Sheet                                             3%
    Securitized                                                  11%
    Held for Sale                                               (28%)

       Total                                                     7%


AVERAGE LOANS:
    On Balance Sheet                                            (7%)
    Securitized                                                  17%
    Held for Sale                                               (26%)

       Total                                                     8%


NET CREDIT LOSSES (in millions of dollars):
    On Balance Sheet                                             1%
    Securitized                                                   -
    Held for Sale                                               (31%)

       Total                                                    (1%)


Coincident Net Credit Loss Ratio

12 Month Lagged Net Credit Loss Ratio (4)

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                                       6%
    %

(1) Includes U.S. Bankcards, Diners Club and Canada bankcards. The acquisition of the Universal Card (UCS) was completed in the 1998 second quarter.
(2) On a managed basis.
(3) Risk Adjusted Margin is adjusted revenues less net credit losses.
(4) Adjusted for acquisitions.

GLOBAL CONSUMER - BANKING/LENDING                               [CITIGROUP LOGO]
CITIFINANCIAL
(In millions of dollars)


                                                              1Q                 2Q                  3Q                   4Q
                                                             1998               1998                1998                 1998
                                                        ----------------   ----------------  ------------------   ------------------
REVENUES, NET OF INTEREST EXPENSE *                           $     294          $     310           $     326            $     345

CORE INCOME                                                   $      48          $      49           $      62            $      63

NET RECEIVABLES:
     Real estate-secured loans (1)                            $ 5,324.7          $ 5,673.4           $ 6,084.8            $ 6,659.5
     Personal loans (2)                                         3,868.9            4,007.4             4,134.3              4,275.2
     Sales finance and other                                      866.3              893.7               936.4                990.8
                                                        ----------------   ----------------  ------------------   ------------------
        Consumer finance receivables,
              net of unearned finance charges                  10,059.9           10,574.5            11,155.5             11,925.5
     Accrued interest receivable                                   75.8               79.1                87.3                 99.2
     Allowance for credit losses                                 (294.6)            (317.3)             (334.4)              (369.7)
                                                        ----------------   ----------------  ------------------   ------------------
        Consumer finance receivables, net                     $ 9,841.1         $ 10,336.3          $ 10,908.4           $ 11,655.0
                                                        ================   ================  ==================   ==================

Number of offices                                                 1,023              1,005                 993                  980

Average yield                                                    14.91%             14.94%              14.93%               14.74%
Average net interest margin                                       8.34%              8.41%               8.46%                8.53%
Net credit loss ratio                                             2.93%              2.78%               2.61%                2.67%
Reserves as % of net receivables                                  2.93%              3.00%               3.00%                3.10%

Loans 90+ Days Past Due:
     In millions of dollars                                         143                145                 162                  172
     %                                                             1.42%              1.37%               1.45%                1.44%

(1) Includes fully secured $.M.A.R.T. receivables,
     as follows:                                              $ 2,052.8          $ 2,272.8           $ 2,432.1            $ 2,604.6
(2) Includes $.A.F.E. and partially secured $.M.A.R.T.
     receivables, as follows:                                 $   359.8          $   351.3           $   345.0            $   345.6


                                                                1Q                 2Q                 3Q                  4Q
                                                               1999               1999               1999                1999
                                                        ------------------ -----------------  -----------------   ------------------
REVENUES, NET OF INTEREST EXPENSE *                             $     361         $     396          $     421            $     441

CORE INCOME                                                     $      71         $      78          $     135            $     108

NET RECEIVABLES:
     Real estate-secured loans (1)                              $ 7,179.5         $ 7,699.2          $ 8,439.6            $ 9,031.6
     Personal loans (2)                                           4,647.2           4,886.2            5,102.5              5,319.7
     Sales finance and other                                      1,033.8           1,032.1            1,069.7              1,152.0
                                                        ------------------ -----------------  -----------------   ------------------
        Consumer finance receivables,
              net of unearned finance charges                    12,860.5          13,617.5           14,611.8             15,503.3
     Accrued interest receivable                                     99.3             106.5              121.7                133.2
     Allowance for credit losses                                   (388.7)           (436.4)            (424.1)              (407.8)
                                                        ------------------ -----------------  -----------------   ------------------
        Consumer finance receivables, net                      $ 12,571.1        $ 13,287.6         $ 14,309.4           $ 15,228.7
                                                        ================== =================  =================   ==================

Number of offices                                                   1,143             1,177              1,173                1,174

Average yield                                                      14.38%            14.48%             14.58%               14.35%
Average net interest margin                                         8.42%             8.58%              8.56%                8.30%
Net credit loss ratio                                               2.38%             2.14%              2.00%                2.19%
Reserves as % of net receivables                                    3.02%             3.20%              2.90%                2.63%

Loans 90+ Days Past Due:
     In millions of dollars                                           183               172                186                  203
     %                                                               1.42%             1.26%              1.27%                1.31%

(1) Includes fully secured $.M.A.R.T. receivables,
     as follows:                                                $ 2,817.6         $ 3,117.4          $ 3,415.7            $ 3,766.0
(2) Includes $.A.F.E. and partially secured $.M.A.R.T.
     receivables, as follows:                                   $   337.9         $   334.2          $   331.2            $   329.6

                                                                4Q 1999 VS.                                          YTD 1999 VS.
                                                             4Q 1998 INCREASE/      FULL YEAR      FULL YEAR      YTD 1998 INCREASE/
                                                                (DECREASE)            1998           1999             (DECREASE)
                                                             -----------------     ----------      ----------     ------------------
REVENUES, NET OF INTEREST EXPENSE *                                 28%             $ 1,275         $ 1,619              27%

CORE INCOME                                                         71%             $   222           $ 392              77%

NET RECEIVABLES:
     Real estate-secured loans (1)                                  36%
     Personal loans (2)                                             24%
     Sales finance and other                                        16%

        Consumer finance receivables,
              net of unearned finance charges                       30%
     Accrued interest receivable                                    34%
     Allowance for credit losses                                    10%

        Consumer finance receivables, net                           31%


Number of offices                                                   20%

Average yield                                                                        14.88%          14.45%
Average net interest margin                                                           8.44%           8.47%
Net credit loss ratio                                                                 2.74%           2.18%
Reserves as % of net receivables                                                      3.10%           2.63%

Loans 90+ Days Past Due:
     In millions of dollars                                         18%
     %

(1) Includes fully secured $.M.A.R.T. receivables,
     as follows:                                                    45%
(2) Includes $.A.F.E. and partially secured $.M.A.R.T.
     receivables, as follows:                                       (5%)

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE                                     [CITIGROUP LOGO]
TRAVELERS LIFE AND ANNUITY - PAGE 1
(In millions of dollars)


                                                              1Q                   2Q                 3Q                  4Q
                                                             1998                 1998               1998                1998
                                                       ------------------  ------------------  -----------------  ------------------
REVENUES, NET OF INTEREST EXPENSE *                               $  698              $  765             $  716              $  833

CORE INCOME                                                       $  119              $  127             $  123              $  124

PRE-TAX CONTRIBUTION BY SOURCE:
Deferred and payout annuities                                     $ 87.3              $ 89.2             $ 82.1              $ 87.9
Group annuities                                                     31.5                28.3               36.4                24.1
Life and long term care insurance                                   37.9                39.3               34.6                42.6
Other (includes run-off and return on excess capital)               24.1                37.6               37.6                33.1
                                                       ------------------  ------------------  -----------------  ------------------
        Total                                                    $ 180.8             $ 194.4            $ 190.7             $ 187.7
                                                       ==================  ==================  =================  ==================

DEFERRED ANNUITIES:
Number of annuities in force (000):
     Fixed                                                         415.3               408.4              402.6               399.8
     Variable                                                      430.7               463.8              496.2               529.6
                                                       ------------------  ------------------  -----------------  ------------------
        Total                                                      846.0               872.2              898.8               929.4
                                                       ==================  ==================  =================  ==================
Number of annuities issued (000):
     Fixed                                                           5.5                 4.8                3.7                 4.0
     Variable                                                       42.3                42.6               41.4                43.0
                                                       ------------------  ------------------  -----------------  ------------------
        Total                                                       47.8                47.4               45.1                47.0
                                                       ==================  ==================  =================  ==================
Net written premiums & deposits:
     Fixed                                                       $ 264.7             $ 215.6            $ 217.4             $ 210.4
     Variable                                                      646.9               679.8              757.5               808.0
                                                       ------------------  ------------------  -----------------  ------------------
        Total                                                   $  911.6             $ 895.4            $ 974.9           $ 1,018.4
                                                       ==================  ==================  =================  ==================
Policyholder account balances & benefit reserves: (1)
     Fixed                                                     $ 7,890.1           $ 7,863.4          $ 7,877.1           $ 7,915.1
     Variable                                                   10,401.2            11,148.5           10,601.1            12,951.4
                                                       ------------------  ------------------  -----------------  ------------------
        Total                                                 $ 18,291.3          $ 19,011.9         $ 18,478.2          $ 20,866.5
                                                       ==================  ==================  =================  ==================

PAYOUT ANNUITIES:
Net written premiums & deposits                                $    81.0             $ 106.8             $ 76.1             $ 165.1
Policyholder account balances & benefit reserves               $ 4,558.1           $ 4,602.2          $ 4,626.9           $ 4,743.6

GIC AND OTHER ANNUITIES:
Net written premiums & deposits (2)                              $ 778.9             $ 921.6          $ 1,005.4             $ 983.7
Policyholder account balances & benefit reserves: (1)
     Guaranteed investment contracts                           $ 2,633.2           $ 3,018.1          $ 3,748.2           $ 4,170.7
     Other group annuities                                       5,040.1             5,052.9            4,962.6             4,929.6
                                                       ------------------  ------------------  -----------------  ------------------
        Total                                                  $ 7,673.3           $ 8,071.0          $ 8,710.8           $ 9,100.3
                                                       ==================  ==================  =================  ==================


                                                               1Q                  2Q                  3Q                 4Q
                                                              1999                1999                1999               1999
                                                       ------------------ -------------------  ------------------  -----------------
REVENUES, NET OF INTEREST EXPENSE *                              $   771             $   867             $   869            $   887

CORE INCOME                                                      $   147             $   173             $   168            $   135

PRE-TAX CONTRIBUTION BY SOURCE:
Deferred and payout annuities                                    $ 111.7             $ 139.1             $ 126.9            $ 116.4
Group annuities                                                     36.6                43.7                43.2               34.9
Life and long term care insurance                                   39.8                50.5                43.9               39.8
Other (includes run-off and return on excess capital)               33.0                28.8                39.3               17.4
                                                       ------------------ -------------------  ------------------  -----------------
        Total                                                    $ 221.1             $ 262.1             $ 253.3            $ 208.5
                                                       ================== ===================  ==================  =================

DEFERRED ANNUITIES:
Number of annuities in force (000):
     Fixed                                                         392.4               384.2               378.5              373.1
     Variable                                                      560.8               595.4               630.1              655.2
                                                       ------------------ -------------------  ------------------  -----------------
        Total                                                      953.2               979.6             1,008.6            1,028.3
                                                       ================== ===================  ==================  =================
Number of annuities issued (000):
     Fixed                                                           3.9                 2.9                 3.5                4.1
     Variable                                                       47.4                49.7                46.6               38.5
                                                       ------------------ -------------------  ------------------  -----------------
        Total                                                       51.3                52.6                50.1               42.6
                                                       ================== ===================  ==================  =================
Net written premiums & deposits:
     Fixed                                                     $   194.2           $   249.7           $   271.0          $   292.6
     Variable                                                      975.7             1,048.3             1,089.8            1,151.3
                                                       ------------------ -------------------  ------------------  -----------------
        Total                                                  $ 1,169.9           $ 1,298.0           $ 1,360.8          $ 1,443.9
                                                       ================== ===================  ==================  =================
Policyholder account balances & benefit reserves: (1)
     Fixed                                                     $ 7,839.3           $ 7,874.2           $ 7,958.5          $ 7,993.6
     Variable                                                   14,172.9            15,770.8            15,897.0           19,310.6
                                                       ------------------ -------------------  ------------------  -----------------
        Total                                                 $ 22,012.2          $ 23,645.0          $ 23,855.5         $ 27,304.2
                                                       ================== ===================  ==================  =================

PAYOUT ANNUITIES:
Net written premiums & deposits                                $    88.0           $   114.8           $   110.1          $   135.5
Policyholder account balances & benefit reserves               $ 4,774.7           $ 4,841.3           $ 4,896.7          $ 4,980.0

GIC AND OTHER ANNUITIES:
Net written premiums & deposits (2)                            $ 1,792.1           $ 1,510.3           $ 1,123.1            $ 823.4
Policyholder account balances & benefit reserves: (1)
     Guaranteed investment contracts                           $ 4,912.2           $ 5,840.1           $ 5,746.0          $ 5,590.9
     Other group annuities                                       4,854.2             5,142.8             5,171.7            5,162.9
                                                       ------------------ -------------------  ------------------  -----------------
        Total                                                  $ 9,766.4           $10,982.9           $10,917.7          $10,753.8
                                                       ================== ===================  ==================  =================

                                                             4Q 1999 VS.                                            YTD 1999 VS.
                                                           4Q 1998 INCREASE/     FULL YEAR      FULL YEAR        YTD 1998 INCREASE/
                                                               (DECREASE)           1998          1999               (DECREASE)
                                                           -----------------      ---------     ----------    ----------------------
REVENUES, NET OF INTEREST EXPENSE *                               6%                $ 3,012       $ 3,394                 13%

CORE INCOME                                                       9%                $   493       $   623                 26%

PRE-TAX CONTRIBUTION BY SOURCE:
Deferred and payout annuities                                    32%                $ 346.5       $ 494.1                 43%
Group annuities                                                  45%                  120.3         158.4                 32%
Life and long term care insurance                                (7%)                 154.4         174.0                 13%
Other (includes run-off and return on excess capital)           (47%)                 132.4         118.5                (10%)
                                                                                  ---------     ----------
        Total                                                    11%                $ 753.6       $ 945.0                 25%
                                                                                  =========     ==========

DEFERRED ANNUITIES:
Number of annuities in force (000):
     Fixed                                                       (7%)
     Variable                                                    24%

        Total                                                    11%

Number of annuities issued (000):
     Fixed                                                        2%                   18.0          14.4                (20%)
     Variable                                                   (10%)                 169.3         182.2                 8%
                                                                                  ---------     ----------
        Total                                                    (9%)                 187.3         196.6                 5%
                                                                                  =========     ==========
Net written premiums & deposits:
     Fixed                                                       39%              $   908.1     $ 1,007.5                 11%
     Variable                                                    42%                2,892.2       4,265.1                 47%
                                                                                  ---------     ----------
        Total                                                    42%              $ 3,800.3     $ 5,272.6                 39%
                                                                                  =========     ==========
Policyholder account balances & benefit reserves: (1)
     Fixed                                                        1%
     Variable                                                    49%

        Total                                                    31%


PAYOUT ANNUITIES:
Net written premiums & deposits                                 (18%)             $   429.0     $   448.4                 5%
Policyholder account balances & benefit reserves                  5%              $ 4,743.6     $ 4,980.0                 5%

GIC AND OTHER ANNUITIES:
Net written premiums & deposits (2)                             (16%)             $ 3,689.6     $ 5,248.9                 42%
Policyholder account balances & benefit reserves: (1)
     Guaranteed investment contracts                             34%
     Other group annuities                                        5%

        Total                                                    18%


(1)  Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $13.0, $197.0, $14.0 and $33.3 in the 1998 first, second, third and fourth quarters, respectively, and $23.2, $416.0, $70.0 and $71.0 in the 1999 first, second, third and fourth quarters, related to Travelers plans previously managed externally.

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE                                     [CITIGROUP LOGO]
TRAVELERS LIFE AND ANNUITY - PAGE 2
(In millions of dollars)


                                                           1Q                  2Q                  3Q                  4Q
                                                          1998                1998                1998                1998
                                                    -----------------   ------------------  ------------------  ------------------
INDIVIDUAL LIFE INSURANCE:
Life insurance in force (in billions, face amt.):
     Term                                                  $    30.6            $    30.9           $    31.4           $    32.1
     Permanent (universal and whole life)                       21.8                 22.3                22.8                23.3
                                                    -----------------   ------------------  ------------------  ------------------
        Total                                              $    52.4            $    53.2           $    54.2           $    55.4
                                                    =================   ==================  ==================  ==================

Number of life policies in force (000)                         525.2                522.9               520.0               518.1

Life insurance issued (in billions, face amt.)              $    2.0             $    2.1            $    2.2            $    2.6
Number of life policies issued (000)                             7.1                  7.9                 6.8                 7.4

Net written premiums and deposits:
     Direct periodic premiums and deposits                  $   76.2            $    78.2           $    77.9           $    89.2
     Single premium deposits                                    23.8                 20.5                17.1                23.7
     Reinsurance                                               (14.8)               (16.0)              (16.5)              (18.7)
                                                    -----------------   ------------------  ------------------  ------------------
        Total                                              $    85.2            $    82.7           $    78.5           $    94.2
                                                    =================   ==================  ==================  ==================

Policyholder account balances & benefit reserves           $ 2,327.1            $ 2,360.0           $ 2,366.9           $ 2,436.1

INDIVIDUAL LONG TERM CARE INSURANCE:
Number of policies in force  (000)                             107.7                113.6               118.5               122.2
Net earned premiums                                           $ 45.6               $ 48.7              $ 51.8              $ 53.7
Net written premiums                                          $ 44.5               $ 53.7              $ 53.3              $ 61.5

ALL BUSINESSES:
Net investment income (pre-tax)                              $ 483.0              $ 498.5             $ 476.2             $ 510.0
Interest credited to contractholders                         $ 215.0              $ 210.3             $ 220.4             $ 230.8

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                         $ 4,142.6            $ 4,370.3           $ 4,230.5           $ 4,953.9
     Surplus to liabilities ratio                               19.4%                20.0%               18.2%               20.4%


                                                           1Q                  2Q                  3Q                  4Q
                                                          1999                1999                1999                1999
                                                    -----------------   ------------------  ------------------  ------------------
INDIVIDUAL LIFE INSURANCE:
Life insurance in force (in billions, face amt.):
     Term                                                  $    32.8           $     33.4           $    33.6           $    33.6
     Permanent (universal and whole life)                       23.8                 24.3                24.8                27.0
                                                    -----------------   ------------------  ------------------  ------------------
        Total                                              $    56.6            $    57.7           $    58.4           $    60.6
                                                    =================   ==================  ==================  ==================

Number of life policies in force (000)                         515.8                513.8               510.9               509.2

Life insurance issued (in billions, face amt.)                 $ 2.5                $ 2.4               $ 2.0               $ 3.8
Number of life policies issued (000)                             7.4                  8.0                 6.3                 8.1

Net written premiums and deposits:
     Direct periodic premiums and deposits                 $    84.5            $    86.7           $    88.3           $   149.2
     Single premium deposits                                    16.2                 20.8                17.2                30.0
     Reinsurance                                               (16.8)               (17.8)              (17.9)              (18.5)
                                                    -----------------   ------------------  ------------------  ------------------
        Total                                              $    83.9            $    89.7           $    87.6           $   160.7
                                                    =================   ==================  ==================  ==================

Policyholder account balances & benefit reserves           $ 2,468.3            $ 2,511.0           $ 2,594.1           $ 2,682.0

INDIVIDUAL LONG TERM CARE INSURANCE:
Number of policies in force  (000)                             125.9                129.2               132.5               136.2
Net earned premiums                                           $ 55.2               $ 56.5              $ 58.2              $ 60.1
Net written premiums                                          $ 52.6               $ 59.8              $ 59.5              $ 67.8

ALL BUSINESSES:
Net investment income (pre-tax)                              $ 525.4              $ 578.8             $ 593.2             $ 579.1
Interest credited to contractholders                         $ 225.7              $ 230.9             $ 239.0             $ 241.4

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                         $ 4,955.9            $ 4,976.9           $ 5,010.2           $ 4,988.7
     Surplus to liabilities ratio                               19.8%                19.5%               20.2%               20.8%

                                                         4Q 1999 VS.                                                 YTD 1999 VS.
                                                      4Q 1998 INCREASE/        FULL YEAR          FULL YEAR       YTD 1998 INCREASE/
                                                          (DECREASE)             1998                1999             (DECREASE)
                                                      -----------------        ---------          ---------       -----------------
INDIVIDUAL LIFE INSURANCE:
Life insurance in force (in billions, face amt.):
     Term                                                     5%
     Permanent (universal and whole life)                    16%

        Total                                                 9%


Number of life policies in force (000)                       (2%)                  518.1               509.2           (2%)

Life insurance issued (in billions, face amt.)               46%               $     8.9             $  10.7           20%
Number of life policies issued (000)                          9%                    29.2                29.8            2%

Net written premiums and deposits:
     Direct periodic premiums and deposits                   67%               $   321.5             $ 408.7           27%
     Single premium deposits                                 27%                    85.1                84.2           (1%)
     Reinsurance                                             (1%)                  (66.0)              (71.0)           8%
                                                                               ---------           ---------
        Total                                                71%               $   340.6             $ 421.9           24%
                                                                               =========           =========

Policyholder account balances & benefit reserves             10%

INDIVIDUAL LONG TERM CARE INSURANCE:
Number of policies in force  (000)                           11%
Net earned premiums                                          12%               $   199.8             $ 230.0           15%
Net written premiums                                         10%               $   213.0             $ 239.7           13%

ALL BUSINESSES:
Net investment income (pre-tax)                              14%               $ 1,967.7             $2,276.5          16%
Interest credited to contractholders                          5%               $   876.5             $  937.0           7%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                            1%
     Surplus to liabilities ratio

GLOBAL CONSUMER - INSURANCE                                     [CITIGROUP LOGO]
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)



                                                          1Q            2Q            3Q            4Q
                                                         1998          1998          1998          1998
                                                      ----------    ----------    ----------    ----------
REVENUES, NET OF INTEREST EXPENSE *                   $      400    $      420    $      413    $      421

CORE INCOME (1)
     Life insurance                                   $       75    $       80    $       77    $       75
     Other financial products                                 20            23            22            28
                                                      ----------    ----------    ----------    ----------
        Total core income                             $       95    $      103    $       99    $      103
                                                      ==========    ==========    ==========    ==========

Face value (in billions) of:
  Life insurance issued                               $     13.0    $     15.8    $     14.2    $     14.4
  Life insurance in force                             $    372.5    $    377.5    $    380.6    $    383.7

Number of life policies issued (000)                        51.1          61.2          55.6          55.7
Number of life policies in force (000)                   2,141.6       2,151.1       2,153.1       2,151.8

Annualized issued premiums                            $     40.8    $     48.7    $     45.0    $     44.8
Direct premiums                                       $    306.2    $    312.3    $    311.6    $    313.7
Earned premiums:
   PFS Individual term life                           $    244.7    $    248.8    $    246.1    $    247.3
   Other                                                    15.5          17.1          15.1          22.6
                                                      ----------    ----------    ----------    ----------
       Total                                          $    260.2    $    265.9    $    261.2    $    269.9
                                                      ==========    ==========    ==========    ==========

Mutual fund sales at NAV:
     Salomon Smith Barney Asset Management funds      $    335.6    $    400.7    $    383.9    $    341.4
     Other funds                                           228.8         308.6         249.8         197.3
                                                      ----------    ----------    ----------    ----------
        Total U.S. mutual fund sales                       564.4         709.3         633.7         538.7
     Mutual fund sales - Canada                            204.3         123.9          91.3          76.5
                                                      ----------    ----------    ----------    ----------
        Total mutual fund sales                       $    768.7    $    833.2    $    725.0    $    615.2
                                                      ==========    ==========    ==========    ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (2)    $    316.6    $    410.6    $    347.4    $    386.5

Variable annuity net written premiums and deposits    $    126.3    $    175.2    $    171.9    $    178.6

SECURE net written premiums (3), (4)                  $     38.0    $     55.8    $     60.8    $     58.7

Agents licensed for:
     Life insurance                                       76,835        77,274        79,081        80,725
     Mutual funds                                         28,475        28,864        29,176        26,517
     $.M.A.R.T. / $.A.F.E. loans                          96,188        96,422       117,704       129,310
     Variable annuities                                   12,924        13,169        13,269        13,434
     Long term care                                         --            --            --            --
     Home & auto insurance                                10,051        11,123        12,683        14,083

Financial Needs Analyses submitted                       140,617       130,549       132,771       131,080



                                                             1Q            2Q            3Q            4Q
                                                            1999          1999          1999          1999
                                                         ----------    ----------    ----------    ----------
REVENUES, NET OF INTEREST EXPENSE *                      $      432    $      443    $      444    $      456

CORE INCOME (1)
     Life insurance                                      $       86    $       89    $       88    $       84
     Other financial products                                    24            24            26            31
                                                         ----------    ----------    ----------    ----------
        Total core income                                $      110    $      113    $      114    $      115
                                                         ==========    ==========    ==========    ==========

Face value (in billions) of:
  Life insurance issued                                  $     13.6    $     15.5    $     12.4    $     14.7
  Life insurance in force                                $    386.3    $    391.7    $    392.8    $    394.9

Number of life policies issued (000)                           51.6          58.0          47.1          53.2
Number of life policies in force (000)                      2,147.1       2,150.9       2,142.3       2,135.5

Annualized issued premiums                               $     42.4    $     48.4    $     39.3    $     43.4
Direct premiums                                          $    315.2    $    321.0    $    320.5    $    322.9
Earned premiums:
   PFS Individual term life                              $    251.6    $    252.7    $    250.5    $    252.7
   Other                                                       15.5          15.9          14.3          18.1
                                                         ----------    ----------    ----------    ----------
       Total                                             $    267.1    $    268.6    $    264.8    $    270.8
                                                         ==========    ==========    ==========    ==========

Mutual fund sales at NAV:
     Salomon Smith Barney Asset Management funds         $    407.7    $    453.1    $    393.7    $    389.3
     Other funds                                              233.5         277.3         257.6         307.6
                                                         ----------    ----------    ----------    ----------
        Total U.S. mutual fund sales                          641.2         730.4         651.3         696.9
     Mutual fund sales - Canada                               143.2          76.2          86.1          98.2
                                                         ----------    ----------    ----------    ----------
        Total mutual fund sales                          $    784.4    $    806.6    $    737.4    $    795.1
                                                         ==========    ==========    ==========    ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (2)       $    419.2    $    492.7    $    488.3    $    519.8

Variable annuity net written premiums and deposits       $    223.4    $    278.6    $    247.6    $    240.5

SECURE net written premiums (3), (4)                     $     57.2    $     62.6    $     58.5    $     46.3

Agents licensed for:
     Life insurance                                          79,738        79,251        77,259        79,809
     Mutual funds                                            27,129        27,053        26,873        24,566
     $.M.A.R.T. / $.A.F.E. loans                            129,556       118,762       108,377        95,816
     Variable annuities                                      13,816        14,497        16,042        16,424
     Long term care                                            --            --           3,419         6,540
     Home & auto insurance                                   15,102        14,734        15,425        14,284

Financial Needs Analyses submitted                          142,451       122,958       111,136       113,748

                                                                                                   YTD 1999 VS.
                                                           4Q 1999 VS.                               YTD 1998
                                                      4Q 1998 INCREASE/  FULL YEAR    FULL YEAR      INCREASE/
                                                          (DECREASE)        1998          1999      (DECREASE)
                                                        ---------------  ----------    ----------    --------
REVENUES, NET OF INTEREST EXPENSE *                              8%     $    1,654    $    1,775           7%

CORE INCOME (1)
     Life insurance                                             12%     $      307    $      347          13%
     Other financial products                                   11%             93           105          13%
                                                                        ----------    ----------    --------
        Total core income                                       12%     $      400    $      452          13%
                                                                        ==========    ==========    ==========

Face value (in billions) of:
  Life insurance issued                                          2%     $     57.4    $     56.2          (2%)
  Life insurance in force                                        3%     $    383.7    $    394.9           3%

Number of life policies issued (000)                            (4%)         223.6         209.9          (6%)
Number of life policies in force (000)                          (1%)       2,151.8       2,135.5          (1%)

Annualized issued premiums                                      (3%)    $    179.3    $    173.5          (3%)
Direct premiums                                                  3%     $  1,243.8    $  1,279.6           3%
Earned premiums:
   PFS Individual term life                                      2%     $    986.9    $  1,007.5           2%
   Other                                                       (20%)          70.3          63.8          (9%)
                                                                        ----------    ----------    --------
       Total                                                    --      $  1,057.2    $  1,071.3           1%
                                                                        ==========    ==========    ==========

Mutual fund sales at NAV:
     Salomon Smith Barney Asset Management funds                14%     $  1,461.6    $  1,643.8          12%
     Other funds                                                56%          984.5       1,076.0           9%
                                                                        ----------    ----------    --------
        Total U.S. mutual fund sales                            29%        2,446.1       2,719.8          11%
     Mutual fund sales - Canada                                 28%          496.0         403.7         (19%)
                                                                        ----------    ----------    --------
        Total mutual fund sales                                 29%     $  2,942.1    $  3,123.5           6%
                                                                        ==========    ==========    ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (2)              34%     $  1,461.1    $  1,920.0          31%

Variable annuity net written premiums and deposits              35%     $    652.0    $    990.1          52%

SECURE net written premiums (3), (4)                           (21%)    $    213.3    $    224.6           5%

Agents licensed for:
     Life insurance                                             (1%)
     Mutual funds                                               (7%)
     $.M.A.R.T. / $.A.F.E. loans                               (26%)
     Variable annuities                                         22%
     Long term care                                             --
     Home & auto insurance                                       1%

Financial Needs Analyses submitted                             (13%)       535,017       490,293          (8%)

(1) The 1998 fourth quarter reflects a one time $4.5 million reclass of income from life insurance to other financial products as a result of bank holding company requirements.
(2) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.
(3) The SECURE property casualty insurance products are marketed by PFS; the premiums are reflected in the operating earnings of Travelers Property Casualty Corp.
(4)  PFS discontinued marketing the SECURE products in November 1999.

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE                                     [CITIGROUP LOGO]
TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
(In millions of dollars)



                                                           1Q           2Q           3Q           4Q
                                                          1998         1998         1998         1998
                                                        --------     --------     --------     --------
REVENUES, NET OF INTEREST EXPENSE *                     $    868     $    899     $    924     $    975

CORE INCOME                                             $     82     $     81     $     68      $    88

NET WRITTEN PREMIUMS BY PRODUCT LINE: (1)
Auto                                                    $  555.7     $  578.3     $  590.8     $  603.0
Homeowners and other                                       250.3        295.6        317.9        298.5
                                                        --------     --------     --------     --------
     Total net written premiums                         $  806.0     $  873.9     $  908.7     $  901.5
                                                        ========     ========     ========     ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (1)
Independent agents                                      $  682.5     $  718.0     $  731.8     $  720.3
Affinity group marketing                                    53.4         61.0         72.9         76.9
SECURE                                                      38.0         55.8         60.8         58.7
Joint marketing arrangements                                32.1         39.1         43.2         45.6
                                                        --------     --------     --------     --------
     Total net written premiums                         $  806.0     $  873.9     $  908.7     $  901.5
                                                        ========     ========     ========     ========

STATUTORY RATIO DEVELOPMENT:
Earned premiums                                         $  770.8     $  802.5     $  835.7     $  862.4

Losses and loss adjustment expenses                        502.7        523.5        580.9        574.1
Other underwriting expenses                                226.0        242.1        243.5        238.8
                                                        --------     --------     --------     --------
     Total deductions                                      728.7        765.6        824.4        812.9
                                                        --------     --------     --------     --------

Statutory underwriting gain/(loss)                      $   42.1     $   36.9     $   11.3     $   49.5
                                                        ========     ========     ========     ========

STATUTORY COMBINED RATIO: (1)
Loss and loss adjustment expense ratio                      65.2%        65.2%        69.5%        66.6%
Other underwriting expense ratio                            28.0%        27.7%        26.8%        26.5%
                                                        --------     --------     --------     --------
     Combined ratio                                         93.2%        92.9%        96.3%        93.1%
                                                        ========     ========     ========     ========

Net investment income (pre-tax)                         $   95.4     $   94.8     $   88.6     $  109.6
Effective tax rate on net investment income                 29.4%        28.5%        27.4%        28.7%
Catastrophe losses, net of reinsurance (after-tax)      $    8.6     $   13.1     $   21.8     $   --



                                                           1Q            2Q             3Q              4Q
                                                          1999          1999           1999            1999
                                                        --------      --------       --------        --------
REVENUES, NET OF INTEREST EXPENSE *                     $    983      $  1,005       $  1,018        $  1,037

CORE INCOME                                             $     83      $     79       $     23        $     94

NET WRITTEN PREMIUMS BY PRODUCT LINE: (1)
Auto                                                    $  619.6      $  597.0       $  581.1        $  571.0
Homeowners and other                                       363.8         353.9          370.6           347.8
                                                        --------      --------       --------        --------
     Total net written premiums                         $  983.4      $  950.9       $  951.7        $  918.8
                                                        ========      ========       ========        ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (1)
Independent agents                                      $  791.6      $  750.6       $  743.0        $  721.2
Affinity group marketing                                    83.0          84.5           92.1            93.7
SECURE                                                      57.2          62.6           58.5            46.3
Joint marketing arrangements                                51.6          53.2           58.1            57.6
                                                        --------      --------       --------        --------
     Total net written premiums                         $  983.4      $  950.9       $  951.7        $  918.8
                                                        ========      ========       ========        ========

STATUTORY RATIO DEVELOPMENT:
Earned premiums                                         $  892.1      $  905.1       $  915.5        $  921.6

Losses and loss adjustment expenses                        594.3         627.1          702.7           619.8
Other underwriting expenses                                269.8         242.5          258.7           244.7
                                                        --------      --------       --------        --------
     Total deductions                                      864.1         869.6          961.4           864.5
                                                        --------      --------       --------        --------

Statutory underwriting gain/(loss)                      $   28.0      $   35.5       $  (45.9)       $   57.1
                                                        ========      ========       ========        ========

STATUTORY COMBINED RATIO: (1)
Loss and loss adjustment expense ratio                      66.6%         69.3%          76.8%           67.3%
Other underwriting expense ratio                            27.4%         25.5%          27.2%           26.6%
                                                        --------      --------       --------        --------
     Combined ratio                                         94.0%         94.8%         104.0%           93.9%
                                                        ========      ========       ========        ========

Net investment income (pre-tax)                         $   90.4      $   98.8       $  102.0        $  109.0
Effective tax rate on net investment income                 27.2%         27.7%          28.4%           28.9%
Catastrophe losses, net of reinsurance (after-tax)      $    8.1      $   23.2       $   48.2        $   --

                                                                                                   YTD 1999 VS.
                                                          4Q 1999 VS.                                YTD 1998
                                                      4Q 1998 INCREASE/  FULL YEAR     FULL YEAR     INCREASE/
                                                          (DECREASE)       1998          1999       (DECREASE)
                                                           --------     --------       --------     --------
REVENUES, NET OF INTEREST EXPENSE *                            6%       $  3,666       $  4,043        10%

CORE INCOME                                                    7%       $    319       $    279       (13%)

NET WRITTEN PREMIUMS BY PRODUCT LINE: (1)
Auto                                                          (5%)      $2,327.8       $2,368.7         2%
Homeowners and other                                          17%        1,162.3        1,436.1        24%
                                                                        --------       --------
     Total net written premiums                                2%       $3,490.1       $3,804.8         9%
                                                                        ========       ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (1)
Independent agents                                           --         $2,852.6       $3,006.4         5%
Affinity group marketing                                      22%          264.2          353.3        34%
SECURE                                                       (21%)         213.3          224.6         5%
Joint marketing arrangements                                  26%          160.0          220.5        38%
                                                                        --------       --------
     Total net written premiums                                2%       $3,490.1       $3,804.8         9%
                                                                        ========       ========

STATUTORY RATIO DEVELOPMENT:
Earned premiums                                                7%       $3,271.4       $3,634.3        11%

Losses and loss adjustment expenses                            8%        2,181.2        2,543.9        17%
Other underwriting expenses                                    2%          950.4        1,015.7         7%
                                                                        --------       --------
     Total deductions                                          6%        3,131.6        3,559.6        14%
                                                                        --------       --------

Statutory underwriting gain/(loss)                            15%       $  139.8       $   74.7       (47%)
                                                                        ========       ========

STATUTORY COMBINED RATIO: (1)
Loss and loss adjustment expense ratio                                      66.7%          70.0%
Other underwriting expense ratio                                            27.2%          26.7%
                                                                        --------       --------
     Combined ratio                                                         93.9%          96.7%
                                                                        ========       ========

Net investment income (pre-tax)                               (1%)      $  388.4       $  400.2         3%
Effective tax rate on net investment income                                 28.5%          28.1%
Catastrophe losses, net of reinsurance (after-tax)           --         $   43.5       $   79.5        83%

(1) The 1999 first quarter and 1999 full year net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.6% and 93.2%, respectively, and for the 1999 full year were 70.0%, 26.5% and 96.5%, respectively.

* Excludes realized gains on investments

GLOBAL CONSUMER - INTERNATIONAL                                 [CITIGROUP LOGO]
EUROPE, MIDDLE EAST AND AFRICA
(In millions of dollars)



                                                          1Q           2Q           3Q           4Q           1Q           2Q
                                                         1998         1998         1998         1998         1999         1999
                                                        ------       ------       ------       ------       ------       ------
Total Revenues, Net of Interest Expense                 $  499       $  525       $  543       $  576       $  563       $  565
Adjusted Operating Expenses                                348          368          362          395          374          369
Provision for Benefits, Claims, and Credit Losses           71           69           74           85           80           77
                                                        ------       ------       ------       ------       ------       ------
Core Income Before Taxes                                    80           88          107           96          109          119
Income Taxes                                                31           35           43           37           42           47
                                                        ------       ------       ------       ------       ------       ------
Core Income                                             $   49       $   53       $   64       $   59       $   67       $   72
                                                        ======       ======       ======       ======       ======       ======

Average Assets (in billions of dollars)                 $   21       $   21       $   22       $   23       $   22       $   22
                                                        ======       ======       ======       ======       ======       ======
Return on Assets                                          0.95%        1.01%        1.15%        1.02%        1.24%        1.31%
                                                        ======       ======       ======       ======       ======       ======

Average Loans (in billions of dollars)                  $ 15.4       $ 15.8       $ 16.5       $ 17.4       $ 16.7       $ 16.4
Average Customer Deposits (in billions of dollars)      $ 17.0       $ 17.0       $ 17.1       $ 17.9       $ 17.3       $ 17.0
Accounts (in millions)                                     9.9         10.0         10.2         10.2         10.6         10.7

Net Credit Loss Ratio                                     1.77%        1.71%        1.64%        1.70%        1.81%         1.71%

Loans 90+ Days Past Due:
     In millions of dollars                             $  891       $  904       $  955       $  955       $  893       $  899
     %                                                    5.83%        5.73%        5.52%        5.46%        5.40%        5.46%

                                                                                                                        YTD 1999 VS.
                                                                                  4Q 1999 VS.                             YTD 1998
                                                           3Q            4Q    4Q 1998 INCREASE/ FULL YEAR   FULL YEAR    INCREASE/
                                                          1999          1999       (DECREASE)      1998        1999      (DECREASE)
                                                         ------        ------  -----------------  ------       ------   ------------
Total Revenues, Net of Interest Expense                  $  608       $  599            4%       $2,143       $2,335           9%
Adjusted Operating Expenses                                 370          388           (2%)       1,473        1,501           2%
Provision for Benefits, Claims, and Credit Losses            79           76          (11%)         299          312           4%
                                                         ------        ------                    ------       ------
Core Income Before Taxes                                    159          135           41%          371          522          41%
Income Taxes                                                 61           45           22%          146          195          34%
                                                         ------        ------                    ------       ------
Core Income                                              $   98       $   90           53%       $  225       $  327          45%
                                                         ======       ======                     ======       ======

Average Assets (in billions of dollars)                  $   23       $   22           (4%)      $   22       $   22        --
                                                         ======       ======                     ======       ======
Return on Assets                                           1.69%         1.62%                     1.02%        1.49%
                                                         ======       ======                     ======       ======

Average Loans (in billions of dollars)                   $ 17.2       $ 17.2           (1%)      $ 16.3       $ 16.9           4%
Average Customer Deposits (in billions of dollars)       $ 17.1       $ 16.6           (7%)      $ 17.3       $ 17.0          (2%)
Accounts (in millions)                                     10.9         11.1            8%

Net Credit Loss Ratio                                       1.60%       1.56%

Loans 90+ Days Past Due:
     In millions of dollars                              $  953       $  914           (4%)
     %                                                     5.45%        5.33%


GLOBAL CONSUMER - INTERNATIONAL
ASIA PACIFIC
(In millions of dollars)



                                                          1Q           2Q           3Q           4Q           1Q           2Q
                                                         1998         1998         1998         1998         1999         1999
                                                        ------       ------       ------       ------       ------       ------
Total Revenues, Net of Interest Expense                 $  422       $  457       $  459       $  511       $  518       $  543
Adjusted Operating Expenses                                238          255          234          249          268          283
Provision for Benefits, Claims, and Credit Losses           50           64           63           74           88           89
                                                        ------       ------       ------       ------       ------       ------
Core Income Before Taxes                                   134          138          162          188          162          171
Income Taxes                                                52           53           62           72           61           64
                                                        ------       ------       ------       ------       ------       ------
Core Income                                             $   82       $   85       $  100       $  116       $  101       $  107
                                                        ======       ======       ======       ======       ======       ======

Average Assets (in billions of dollars)                 $   27       $   28       $   28       $   29       $   29       $   30
                                                        ======       ======       ======       ======       ======       ======
Return on Assets                                          1.23%        1.22%        1.42%        1.59%        1.41%        1.43%
                                                        ======       ======       ======       ======       ======       ======

Average Loans (in billions of dollars)                  $ 19.5       $ 19.7       $ 20.1       $ 21.6       $ 22.1       $ 22.9
Average Customer Deposits (in billions of dollars)      $ 33.2       $ 34.9       $ 36.8       $ 39.6       $ 39.9       $ 40.6
Accounts (in millions)                                     6.5          6.8          7.3          7.6          8.1          8.6

Net Credit Loss Ratio                                     0.92%        1.17%        1.12%        1.24%        1.43%         1.33%

Loans 90+ Days Past Due:
     In millions of dollars                             $  316       $  324       $  384       $  498       $  513       $  509
     %                                                    1.57%        1.64%        1.87%        2.28%        2.31%         2.17%

                                                                                                                       YTD 1999 VS.
                                                                               4Q 1999 VS.                               YTD 1998
                                                        3Q            4Q   4Q 1998 INCREASE/ FULL YEAR   FULL YEAR      INCREASE/
                                                       1999          1999      (DECREASE)      1998         1999        (DECREASE)
                                                      ------        ------ ----------------- ---------   ---------     ------------
Total Revenues, Net of Interest Expense               $  580       $  607           19%       $1,849       $2,248          22%
Adjusted Operating Expenses                              315          320           29%          976        1,186          22%
Provision for Benefits, Claims, and Credit Losses         77           99           34%          251          353          41%
                                                      ------        ------                    ------       ------
Core Income Before Taxes                                 188          188         --             622          709          14%
Income Taxes                                              71           70           (3%)         239          266          11%
                                                      ------        ------                    ------       ------
Core Income                                           $  117       $  118            2%       $  383       $  443          16%
                                                      ======        ======                    ======       ======

Average Assets (in billions of dollars)               $   31       $   32           10%       $   28       $   31          11%
                                                      ======        ======                    ======       ======
Return on Assets                                        1.50%         1.46%                     1.37%        1.43%
                                                      ======        ======                    ======       ======

Average Loans (in billions of dollars)                $ 23.7       $ 24.5           13%       $ 20.2       $ 23.3          15%
Average Customer Deposits (in billions of dollars)    $ 42.5       $ 45.4           15%       $ 36.1       $ 42.1          17%
Accounts (in millions)                                   9.0          9.2           21%

Net Credit Loss Ratio                                    1.23%       1.15%

Loans 90+ Days Past Due:
     In millions of dollars                           $  450       $  453           (9%)
     %                                                   1.87%       1.80%

GLOBAL CONSUMER - INTERNATIONAL                                 [CITIGROUP LOGO]
LATIN AMERICA
(In millions of dollars)



                                                          1Q           2Q           3Q           4Q           1Q           2Q
                                                         1998         1998         1998         1998         1999         1999
                                                        ------       ------       ------       ------       ------       ------
Total Revenues, Net of Interest Expense                 $  354       $  369       $  431       $  444       $  466       $  499
Adjusted Operating Expenses                                233          248          287          300          291          299
Provision for Loan Losses                                   49           61           74           81          101          135
                                                        ------       ------       ------       ------       ------       ------
Core Income Before Taxes                                    72           60           70           63           74           65
Income Taxes                                                29           23           28           25           27           22
                                                        ------       ------       ------       ------       ------       ------
Core Income                                             $   43       $   37       $   42       $   38       $   47       $   43
                                                        ======       ======       ======       ======       ======       ======

Average Assets (in billions of dollars)                 $    9       $   10       $   13       $   14       $   14       $   15
                                                        ======       ======       ======       ======       ======       ======
Return on Assets                                          1.94%        1.48%        1.28%        1.08%        1.36%        1.15%
                                                        ======       ======       ======       ======       ======       ======

Average Loans (in billions of dollars)                  $  7.5       $  7.9       $  8.0       $  7.9       $  7.8       $  8.1
Average Customer Deposits (in billions of dollars)      $  8.9       $  9.3       $ 10.7       $ 11.8       $ 12.8       $ 13.8
Accounts (in millions)                                     5.7          6.0          7.1          7.3          8.0          7.8

Net Credit Loss Ratio                                     2.45%        2.88%        3.48%        3.39%        4.74%        6.17%

Loans 90+ Days Past Due:
     In millions of dollars                             $  183       $  209       $  243       $  288       $  292       $  346
     %                                                    2.38%        2.61%        3.05%        3.60%        3.75%        4.32%

                                                                                                                        YTD 1999 VS.
                                                                                4Q 1999 VS.                               INCREASE/
                                                           3Q           4Q   4Q 1998 INCREASE/  FULL YEAR  FULL YEAR     YTD 1998
                                                          1999         1999       (DECREASE)     1998         1999       (DECREASE)
                                                         ------       ------        ------      ------       ------        ------
Total Revenues, Net of Interest Expense                  $  504       $  514           16%      $1,598       $1,983          24%
Adjusted Operating Expenses                                 302          301         --          1,068        1,193          12%
Provision for Loan Losses                                   117           94           16%         265          447          69%
                                                         ------       ------                    ------       ------
Core Income Before Taxes                                     85          119           89%         265          343          29%
Income Taxes                                                 30           36           44%         105          115          10%
                                                         ------       ------                    ------       ------
Core Income                                              $   55       $   83          118%      $  160       $  228          43%
                                                         ======       ======                    ======       ======

Average Assets (in billions of dollars)                  $   14       $   14         --         $   12       $   14          17%
                                                         ======       ======                    ======       ======
Return on Assets                                           1.56%        2.35%                     1.33%       1.63%
                                                         ======       ======                    ======       ======

Average Loans (in billions of dollars)                   $  7.9       $  7.9         --         $  7.8       $  7.9           1%
Average Customer Deposits (in billions of dollars)       $ 13.6       $ 13.6           15%      $ 10.2       $ 13.5          32%
Accounts (in millions)                                      9.0          8.8           21%

Net Credit Loss Ratio                                      5.55%       4.71%

Loans 90+ Days Past Due:
     In millions of dollars                              $  325       $  320           11%
     %                                                     4.10%       4.10%

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
e-CITI
(In millions of dollars)


                                                1Q            2Q            3Q            4Q            1Q            2Q
                                               1998          1998          1998          1998          1999          1999
                                               -----         -----         -----         -----         -----         -----
Total Revenues, Net of Interest Expense        $  30         $  34         $  38         $  47         $  54         $  55
Adjusted Operating Expenses                       78            93            91           116           113           126
Provision for Loan Losses                          1             1          --               1             1             1
                                               -----         -----         -----         -----         -----         -----
Core Income Before Tax Benefits                  (49)          (60)          (53)          (70)          (60)          (72)
Income Tax Benefits                              (19)          (24)          (20)          (28)          (24)          (29)
                                               -----         -----         -----         -----         -----         -----
Core Income                                    $ (30)        $ (36)        $ (33)        $ (42)        $ (36)        $ (43)
                                               =====         =====         =====         =====         =====         =====

                                                                        4Q 1999 VS.                                YTD 1999 VS.
                                               3Q             4Q    4Q 1998 INCREASE/  FULL YEAR    FULL YEAR  YTD 1998 INCREASE/
                                              1999           1999       (DECREASE)       1998          1999        (DECREASE)
                                              -----          -----        -----          -----         -----          -----
Total Revenues, Net of Interest Expense       $  57         $  67            43%         $ 149         $ 233            56%
Adjusted Operating Expenses                     140           148            28%           378           527            39%
Provision for Loan Losses                         1             2           100%             3             5            67%
                                              -----          -----                       -----         -----
Core Income Before Tax Benefits                 (84)          (83)          (19%)         (232)         (299)          (29%)
Income Tax Benefits                             (33)          (34)          (21%)          (91)         (120)          (32%)
                                              -----          -----                       -----         -----
Core Income                                   $ (51)        $ (49)          (17%)        $(141)        $(179)          (27%)
                                              =====         =====                        =====         =====

GLOBAL CONSUMER
OTHER CONSUMER (1)
(In millions of dollars)


                                                1Q           2Q            3Q            4Q            1Q            2Q
                                               1998         1998          1998          1998          1999          1999
                                               -----        -----         -----         -----         -----         -----
Total Revenues, Net of Interest Expense        $  26        $  22         $  24         $  28         $  30         $  24
Adjusted Operating Expenses                       23           37            65            92            61            67
                                               -----        -----         -----         -----         -----         -----
Core Income Before Tax Benefits                    3          (15)          (41)          (64)          (31)          (43)
Income Tax Benefits                                3           (5)          (17)          (21)          (12)          (13)
                                               -----        -----         -----         -----         -----         -----
Core Income                                    $--          $ (10)        $ (24)        $ (43)        $ (19)        $ (30)
                                               =====        =====         =====         =====         =====         =====

                                                                         4Q 1999 VS.                                YTD 1999 VS.
                                                3Q             4Q    4Q 1998 INCREASE/  FULL YEAR     FULL YEAR  YTD 1998 INCREASE/
                                               1999           1999        (DECREASE)      1998          1999         (DECREASE)
                                               -----          -----         -----         -----         -----           -----
Total Revenues, Net of Interest Expense        $  14         $  (1)         (104%)        $ 100         $  67           (33%)
Adjusted Operating Expenses                       33            34           (63%)          217           195           (10%)
                                               -----          -----                       -----         -----
Core Income Before Tax Benefits                  (19)          (35)           45%          (117)         (128)           (9%)
Income Tax Benefits                               (6)          (11)           48%           (40)          (42)           (5%)
                                               -----          -----                       -----         -----
Core Income                                    $ (13)        $ (24)           44%         $ (77)        $ (86)          (12%)
                                               =====          =====                       =====         =====

(1) Includes unallocated marketing and staff expenses.

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
SALOMON SMITH BARNEY - PAGE 1 (In millions of dollars)
(Excluding Asset Management division)


                                                          1Q                2Q               3Q               4Q
                                                         1998              1998             1998             1998
                                                       --------          --------         --------         --------
Revenues:
  Commissions                                          $    793         $    781         $    794          $    835
  Asset management and administration fees                  300              344              350               331
  Investment banking                                        616              633              514               518
  Principal transactions                                    779              315           (1,332)              123
  Other income                                               28               44               28                79
                                                       --------          --------         --------         --------
      Total non-interest revenues                         2,516            2,117              354             1,886
                                                       --------          --------         --------         --------
  Interest and dividends                                  3,316            3,466            3,336             2,775
  Interest expense                                        2,914            3,060            3,005             2,454
                                                       --------          --------         --------         --------
      Net interest and dividends                            402              406              331               321
                                                       --------          --------         --------         --------
        Total revenues, net of interest expense           2,918            2,523              685             2,207
                                                       --------          --------         --------         --------
Non-interest expenses:
  Compensation and benefits                               1,682            1,501              876             1,619
  Communications                                            115              113              116               123
  Occupancy and equipment                                   101              102              101               110
  Floor brokerage and other production                      112              108              111               122
  Other operating and administrative expenses               197              157              122               214
                                                       --------          --------         --------         --------
        Total non-interest expenses                       2,207            1,981            1,326             2,188
                                                       --------          --------         --------         --------
Core Income before income taxes                             711              542             (641)               19
Provision for income taxes                                  268              194             (245)                6
                                                       --------          --------         --------         --------
     Core Income                                       $    443         $    348         $   (396)         $     13
                                                       ========         ========         ========          ========

Total equity  (in billions of dollars) (1)             $    8.9         $     9.3        $     8.7         $    8.8
Return on equity (1)                                       23.1%             18.2%           (14.5%)            3.4%
Pre-tax profit margin                                      24.4%             21.5%           (93.6%)            0.9%
Non-compensation expenses as a percent of
   net revenues                                            18.0%             19.0%            65.7%            25.8%


                                                          1Q               2Q               3Q               4Q
                                                         1999             1999             1999             1999
                                                       --------         --------         --------         --------
Revenues:
  Commissions                                          $    900         $    903         $    812         $  1,015
  Asset management and administration fees                  377              400              431              430
  Investment banking                                        655              762              760              793
  Principal transactions                                    974              698              328              544
  Other income                                               65               49               65              105
                                                       --------         --------         --------         --------
      Total non-interest revenues                         2,971            2,812            2,396            2,887
                                                       --------         --------         --------         --------
  Interest and dividends                                  2,611            2,864            2,809            2,982
  Interest expense                                        2,241            2,407            2,414            2,590
                                                       --------         --------         --------         --------
      Net interest and dividends                            370              457              395              392
                                                       --------         --------         --------         --------
        Total revenues, net of interest expense           3,341            3,269            2,791            3,279
                                                       --------         --------         --------         --------
Non-interest expenses:
  Compensation and benefits                               1,794            1,707            1,556            1,587
  Communications                                            117              111              123              138
  Occupancy and equipment                                   106              104              109              109
  Floor brokerage and other production                      101              125              113              128
  Other operating and administrative expenses               220              261              206              258
                                                       --------         --------         --------         --------
        Total non-interest expenses                       2,338            2,308            2,107            2,220
                                                       --------         --------         --------         --------
Core Income before income taxes                           1,003              961              684            1,059
Provision for income taxes                                  355              351              252              395
                                                       --------         --------         --------         --------
     Core Income                                       $    648         $    610         $    432         $    664
                                                       ========         ========         ========         ========

Total equity  (in billions of dollars) (1)             $    9.6         $    9.6         $    9.9          $    9.3*
Return on equity (1)                                       31.4%            29.1%            21.4%             31.2%
Pre-tax profit margin                                      30.0%            29.4%            24.5%             32.3%
Non-compensation expenses as a percent of
   net revenues                                            16.3%            18.4%            19.7%             19.3%


                                                            4Q 1999 VS.                                         YTD 1999 VS.
                                                        4Q 1998 INCREASE/   FULL YEAR        FULL YEAR      YTD 1998 INCREASE/
                                                            (DECREASE)        1998              1999            (DECREASE)
                                                             --------       --------          --------           --------
Revenues:
  Commissions                                                   22%         $  3,203          $  3,630              13%
  Asset management and administration fees                      30%            1,325             1,638              24%
  Investment banking                                            53%            2,281             2,970              30%
  Principal transactions                                       342%             (115)            2,544              NM
  Other income                                                  33%              179               284              59%
                                                                            --------          --------
      Total non-interest revenues                               53%            6,873            11,066              61%
                                                                            --------          --------
  Interest and dividends                                         7%           12,893            11,266             (13%)
  Interest expense                                               6%           11,433             9,652             (16%)
                                                                            --------          --------
      Net interest and dividends                                22%            1,460             1,614              11%
                                                                            --------          --------
        Total revenues, net of interest expense                 49%            8,333            12,680              52%
                                                                            --------          --------
Non-interest expenses:
  Compensation and benefits                                     (2%)           5,678             6,644              17%
  Communications                                                12%              467               489               5%
  Occupancy and equipment                                       (1%)             414               428               3%
  Floor brokerage and other production                           5%              453               467               3%
  Other operating and administrative expenses                   21%              690               945              37%
                                                                            --------          --------
        Total non-interest expenses                              1%            7,702             8,973              17%
                                                                            --------          --------
Core Income before income taxes                                 NM               631             3,707             487%
Provision for income taxes                                      NM               223             1,353             507%
                                                                            --------          --------
     Core Income                                                NM          $    408          $  2,354             477%
                                                                            ========          ========

Total equity  (in billions of dollars) (1)                        6%
Return on equity (1)                                                             7.5%             28.2%
Pre-tax profit margin                                                            7.6%             29.2%
Non-compensation expenses as a percent of
   net revenues                                                                 24.3%             18.4%

(1) Total equity and return on equity (core income) for Salomon Smith Barney in total (includes Salomon Smith Barney Asset Management).

*  Preliminary.

NM Not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
SALOMON SMITH BARNEY - PAGE 2
(In millions of dollars)


                                                           1Q                2Q               3Q                 4Q
                                                          1998              1998             1998               1998
                                                       ----------        ----------        ----------        ----------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
     Financial Consultant (FC) managed accounts        $     13.3        $     14.3        $     13.8        $     16.5
     Consulting Group externally managed assets              67.1              69.3              63.9              71.9
                                                       ----------        ----------        ----------        ----------
        Total assets under fee-based management        $     80.4        $     83.6        $     77.7        $     88.4
                                                       ==========        ==========        ==========        ==========

Total client assets                                    $    703.0        $    724.3        $    697.5        $    773.8

PRIVATE CLIENT
Registered Financial Consultants                           10,321            10,494            10,573            10,803
Annualized retail gross production per FC (000)        $      452        $      441        $      431        $      413
Domestic retail offices                                       432               439               442               449

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO LEAD MGR.):
     Debt and equity
        Global volume                                  $ 72,073.3        $ 80,556.7        $ 48,436.7        $ 53,002.8
        Global market share                                   9.8%             11.1%              8.7%              9.4%
        Rank                                                    4                 2                 3                 2

        U.S. volume                                    $ 65,054.9        $ 71,902.1        $ 42,305.4        $ 45,690.4
        U.S. market share                                    13.0%             14.1%             10.6%             11.8%
        Rank                                                    2                 2                 3                 2

     Municipals(1)
        Volume                                         $  8,319.1        $ 10,913.8        $  9,553.1        $  7,180.0
        Market share                                         11.8%             14.2%             14.7%             10.5%
        Rank                                                    1                 1                 1                 2

CAPITAL MARKETS/RESEARCH
Number of institutional salespeople (2)                       877               854               869               884
Number of stocks in which markets are made                  1,464             1,465             1,418             1,329
% of S&P sectors covered by research                           99%               99%               99%               98%


                                                           1Q                2Q                3Q                4Q
                                                          1999              1999              1999              1999
                                                       ----------        ----------        ----------        ----------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
     Financial Consultant (FC) managed accounts        $     18.6        $     20.2        $     21.4        $     27.4
     Consulting Group externally managed assets              73.1              76.8              74.6              83.0
                                                       ----------        ----------        ----------        ----------
        Total assets under fee-based management        $     91.7        $     97.0        $     96.0        $    110.4
                                                       ==========        ==========         ==========       ==========

Total client assets                                    $    816.0        $    852.1        $    844.6        $    965.0

PRIVATE CLIENT
Registered Financial Consultants                           10,918            11,032            11,086            11,333
Annualized retail gross production per FC (000)        $      481        $      477        $      465        $      498
Domestic retail offices                                       457               467               472               476

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO LEAD MGR.):
     Debt and equity
        Global volume                                  $ 92,796.7        $ 82,899.0        $ 79,518.7        $ 38,214.5
        Global market share                                  10.1%              9.9%             10.7%              7.1%
        Rank                                                    2                 2                 2                 4

        U.S. volume                                    $ 74,547.0        $ 68,304.7        $ 59,235.8        $ 28,527.2
        U.S. market share                                    13.7%             13.8%             13.4%              8.7%
        Rank                                                    2                 2                 2                 3

     Municipals(1)
        Volume                                         $  7,146.4        $  5,412.1        $  8,615.2        $  9,622.5
        Market share                                         12.4%              9.6%             15.9%             18.9%
        Rank                                                    1                 1                 1                 1

CAPITAL MARKETS/RESEARCH
Number of institutional salespeople (2)                       796           830                 854                847
Number of stocks in which markets are made                  1,305         1,296               1,305              1,335
% of S&P sectors covered by research                       98%                 98%                98%            98%

                                                            4Q 1999 VS.                                        YTD 1999 VS.
                                                        4Q 1998 INCREASE/   FULL YEAR         FULL YEAR     YTD 1998 INCREASE/
                                                           (DECREASE)         1998               1999           (DECREASE)
                                                           ----------       ----------        ----------        ----------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
     Financial Consultant (FC) managed accounts                66%
     Consulting Group externally managed assets                15%

        Total assets under fee-based management                25%


Total client assets                                            25%

PRIVATE CLIENT
Registered Financial Consultants                                5%
Annualized retail gross production per FC (000)                21%
Domestic retail offices                                         6%

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO LEAD MGR.):
     Debt and equity
        Global volume                                         (28%)        $254,069.5         $293,428.9             15%
        Global market share                                                       9.8%               9.7%
        Rank                                                                        2                  2

        U.S. volume                                           (38%)        $224,952.8         $230,614.7              3%
        U.S. market share                                                        12.5%              12.8%
        Rank                                                                        2                  2

     Municipals(1)
        Volume                                                 34%         $ 35,966.0         $ 30,796.2            (14%)
        Market share                                                             12.8%              14.0%
        Rank                                                                        1                  1

CAPITAL MARKETS/RESEARCH
Number of institutional salespeople (2)                        (4%)
Number of stocks in which markets are made                      --
% of S&P sectors covered by research

(1) Total long term excluding private placement.
(2) Excludes institutional salespeople at Nikko in the 1999 quarters.

                                                                [CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
TOTAL GLOBAL CORPORATE BANK
(In millions of dollars)

                                                                                          4Q 1999                          YTD 1999
                                                                                            VS.                               VS.
                                                                                          4Q 1998                          YTD 1998
                         1Q      2Q      3Q       4Q      1Q      2Q      3Q      4Q     INCREASE/  FULL YEAR  FULL YEAR   INCREASE/
                        1998    1998    1998     1998    1999    1999    1999    1999   (DECREASE)    1998       1999     (DECREASE)
                        ----    ----    ----     ----    ----    ----    ----    ----   ----------    ----       ----     ----------
Total Revenues, Net
  of Interest Expense  $1,948  $2,125  $1,550   $1,923  $2,229  $2,100  $2,036  $2,045      6%       $7,546     $8,410       11%
Adjusted Operating
  Expenses              1,213   1,334   1,321    1,317   1,286   1,266   1,261   1,257     (5%)       5,185      5,070       (2%)
Provision for Loan
  Losses                   65      28     232       69     111     110      37      90     30%          394        348      (12%)
                       ------  ------  ------   ------  ------  ------  ------  ------               ------     ------
Core Income Before
  Taxes and Minority
  Interest                670     763      (3)     537     832     724     738     698     30%        1,967      2,992       52%
Income Taxes              249     283      (1)     198     310     269     276     255     29%          729      1,110       52%
Minority Interest,
  Net of Tax               --      --      --       --       1       2       1       2     NM            --          6       NM
                       ------  ------  ------   ------  ------  ------  ------  ------               ------     ------
Core Income            $  421  $  480  $   (2)  $  339  $  521  $  453  $  461  $  441     30%       $1,238     $1,876       52%
                       ======  ======  ======   ======  ======  ======  ======  ======               ======     ======

NM  Not meaningful

GLOBAL CORPORATE BANK
EMERGING MARKETS
(In millions of dollars)

                                                                                            4Q 1999                        YTD 1999
                                                                                              VS.                            VS.
                                                                                            4Q 1998     FULL     FULL      YTD 1998
                         1Q      2Q      3Q      4Q      1Q       2Q       3Q       4Q     INCREASE/    YEAR     YEAR     INCREASE/
                        1998    1998    1998    1998    1999     1999     1999     1999    (DECREASE)   1998     1999     (DECREASE)
                        ----    ----    ----    ----    ----     ----     ----     ----    ----------   ----     ----     ----------
Total Revenues, Net
  of Interest Expense  $ 959   $ 974   $ 723   $ 976   $1,139   $1,092   $1,051   $1,045       7%      $3,632   $4,327        19%
Adjusted Operating
  Expenses               478     507     515     515      506      508      521      527       2%       2,015    2,062         2%
Provision for Loan
  Losses                  62      79     198      85      115      110       32       90       6%         424      347       (18%)
                       -----   -----   -----   -----   ------   ------   ------   ------               ------   ------
Core Income Before
  Taxes and Minority
  Interest               419     388      10     376      518      474      498      428      14%       1,193    1,918        61%
Income Taxes             157     146       3     139      194      178      189      161      16%         445      722        62%
Minority Interest,
  Net of Tax              --      --      --      --        1        2        1        2      NM           --        6        NM
                       -----   -----   -----   -----   ------   ------   ------   ------               ------   ------
Core Income            $ 262   $ 242   $   7   $ 237   $  323   $  294   $  308   $  265      12%      $  748   $1,190        59%
                       =====   =====   =====   =====   ======   ======   ======   ======               ======   ======

Average Assets (in
  billions of
  dollars)             $  75   $  75   $  78   $  83   $   81   $   83   $   82   $   82      (1%)     $   78   $   82         5%
                       =====   =====   =====   =====   ======   ======   ======   ======               ======   ======
Return on Assets        1.42%   1.29%   0.04%   1.13%    1.62%    1.42%    1.49%    1.28%                0.96%    1.45%
                       =====   =====   =====   =====   ======   ======   ======   ======               ======   ======

NM  Not meaningful

GLOBAL CORPORATE BANK
GLOBAL RELATIONSHIP BANKING
(In millions of dollars)

                                                                                           4Q 1999                        YTD 1999
                                                                                             VS.                            VS.
                                                                                           4Q 1998     FULL     FULL      YTD 1998
                         1Q      2Q      3Q      4Q      1Q       2Q       3Q      4Q     INCREASE/    YEAR     YEAR     INCREASE/
                        1998    1998    1998    1998    1999     1999     1999    1999    (DECREASE)   1998     1999     (DECREASE)
                        ----    ----    ----    ----    ----     ----     ----    ----    ----------   ----     ----     ----------
Total Revenues, Net
  of Interest Expense  $ 989   $1,151   $827   $ 947   $1,090   $1,008   $ 985   $1,000       6%      $3,914   $4,083         4%
Adjusted Operating
  Expenses               735      827    806     802      780      758     740      730      (9%)      3,170    3,008        (5%)
Provision for Loan
  Losses                   3      (51)    34     (16)      (4)      --       5       --      NM          (30)       1       103%
                       -----     -----  -----   -----   -----    -----   -----    -----                -----    -----
Core Income Before
  Taxes                  251      375    (13)    161      314      250     240      270      68%         774    1,074        39%
Income Taxes              92      137     (4)     59      116       91      87       94      59%         284      388        37%
                       -----     -----  -----   -----   -----    -----   -----    -----                -----    -----
Core Income            $ 159   $  238   $ (9)  $ 102   $  198   $  159   $ 153   $  176      73%      $  490   $  686        40%
                       =====     =====  =====   =====   =====    =====   =====    =====                =====    =====
Average Assets (in
  billions of
  dollars)             $  89   $   92   $ 93   $  93   $   87   $   80   $  75   $   80     (14%)     $   92   $   81       (12%)
                       =====     =====  =====   =====   =====    =====   =====    =====                =====    =====
Return on Assets        0.72%    1.04%    --    0.44%    0.92%    0.80%   0.81%    0.87%                0.53%    0.85%
                       =====     =====  =====   =====   =====    =====   =====    =====                =====    =====

NM  Not meaningful

                                                                [CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
(In millions of dollars)

                                                                                                                4Q 1999
                                                                                                                  VS.
                                                                                                                4Q 1998      FULL
                          1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q      INCREASE/     YEAR
                         1998       1998       1998       1998       1999       1999       1999       1999     (DECREASE)    1998
                         ----       ----       ----       ----       ----       ----       ----       ----     ----------    ----
REVENUES, NET OF
  INTEREST EXPENSE *   $  1,619   $  1,584   $  1,604   $  1,674   $  1,534   $  1,558   $  1,578   $  1,595       (5%)    $  6,481

CORE INCOME            $    171   $    174   $    177   $    201   $    189   $    201   $    255   $    200       --      $    723

NET WRITTEN PREMIUMS
  BY MARKET:

National accounts      $  186.6   $  121.6   $  175.3   $  140.9   $  149.9   $  101.4   $  148.8   $   88.3      (37%)    $  624.4
Commercial accounts       462.6      440.8      446.0      450.7      443.6      440.1      469.9      462.7        3%      1,800.1
Select accounts           378.6      393.7      365.7      356.3      372.3      393.4      355.4      373.0        5%      1,494.3
Specialty accounts        184.0      164.7      181.2      164.8      148.2      159.8      158.4      143.1      (13%)       694.7
                       --------   --------   --------   --------   --------   --------   --------   --------               --------
     Total net
       written
       premiums        $1,211.8   $1,120.8   $1,168.2   $1,112.7   $1,114.0   $1,094.7   $1,132.5   $1,067.1      (4%)     $4,613.5
                       ========   ========   ========   ========   ========   ========   ========   ========               ========

STATUTORY RATIO
  DEVELOPMENT:

Earned premiums        $ 1,126.2  $1,093.6   $1,139.2   $1,157.8   $1,072.7   $1,100.8   $1,110.3   $1,090.7      (6%)     $4,516.8

Losses and loss
  adjustment
  expenses (1)            880.5      864.2      896.6      906.3      817.5      827.2      928.8      832.2       (8%)     3,547.6
Other underwriting
  expenses                346.0      345.6      341.7      336.4      317.9      333.8      349.8      350.6        4%      1,369.7
                       --------   --------   --------   --------   --------   --------   --------   --------               --------
     Total deductions   1,226.5    1,209.8    1,238.3    1,242.7    1,135.4    1,161.0    1,278.6    1,182.8       (5%)     4,917.3
                       --------   --------   --------   --------   --------   --------   --------   --------               --------

Statutory
  underwriting loss    $ (100.3)  $ (116.2)  $  (99.1)  $  (84.9)  $  (62.7)  $  (60.2)  $ (168.3)  $  (92.1)      (8%)    $ (400.5)
                       ========   ========   ========   ========   ========   ========   ========   ========               ========

STATUTORY COMBINED
  RATIO: (1), (2)

Loss and loss
  adjustment expense
  ratio                    78.2%      79.0%      78.7%      78.3%      76.2%      75.1%      83.7%      76.3%                  78.5%
Other underwriting
  expense ratio            28.6%      30.8%      29.3%      30.2%      28.5%      30.5%      30.9%      32.9%                  29.7%
                       --------   --------   --------   --------   --------   --------   --------   --------               --------
     Combined ratio       106.8%     109.8%     108.0%     108.5%     104.7%     105.6%     114.6%     109.2%                 108.2%
                       ========   ========   ========   ========   ========   ========   ========   ========               ========

Net investment income
  (pre-tax)            $  412.5   $  424.3   $  411.8   $  460.7   $  412.6   $  410.5   $  420.2   $  445.4       (3%)    $1,709.3
Effective tax rate on
  net investment
  income                   28.0%      27.5%      26.9%      27.6%      26.6%      26.5%      26.7%      27.1%                  27.5%
Catastrophe losses,
  net of reinsurance
  (after-tax)          $     --   $   10.4   $   14.9   $     --   $     --   $    9.9   $   17.4   $     --       --      $   25.3

                                     YTD 1999
                                        VS.
                           FULL      YTD 1998
                           YEAR     INCREASE/
                           1999     (DECREASE)
                           ----     ----------
REVENUES, NET OF
  INTEREST EXPENSE *     $  6,265       (3%)

CORE INCOME              $    845       17%

NET WRITTEN PREMIUMS
  BY MARKET:

National accounts        $  488.4      (22%)
Commercial accounts       1,816.3        1%
Select accounts           1,494.1       --
Specialty accounts          609.5      (12%)
                         --------
     Total net
       written
       premiums          $4,408.3       (4%)
                         ========

STATUTORY RATIO
  DEVELOPMENT:

Earned premiums          $4,374.5       (3%)

Losses and loss
  adjustment
  expenses (1)            3,405.7       (4%)
Other underwriting
  expenses                1,352.1       (1%)
                         --------
     Total deductions     4,757.8       (3%)
                         --------

Statutory
  underwriting loss      $ (383.3)       4%
                         ========

STATUTORY COMBINED
  RATIO: (1), (2)

Loss and loss
  adjustment expense
  ratio                      77.9%
Other underwriting
  expense ratio              30.7%
                         --------
     Combined ratio         108.6%
                         ========

Net investment income
  (pre-tax)              $1,688.7       (1%)
Effective tax rate on
  net investment
  income                     26.7%
Catastrophe losses,
  net of reinsurance
  (after-tax)            $   27.3        8%




(1) The 1999 third quarter and the 1999 full year include the effects of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 third quarter were 74.2%, 30.9% and 105.1%, respectively; and for the 1999 full year were 75.4%, 30.7% and 106.1%, respectively.

(2)      Before policyholder dividends.

*        Excludes realized gains on investments

                                                                [CITIGROUP LOGO]


GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
SSB CITI ASSET MANAGEMENT GROUP
(In millions of dollars)

                                                                                             4Q 1999                       YTD 1999
                                                                                               VS.                           VS.
                                                                                             4Q 1998      FULL     FULL    YTD 1998
                      1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q     INCREASE/     YEAR     YEAR   INCREASE/
                     1998     1998     1998     1998     1999     1999     1999     1999    (DECREASE)    1998     1999   (DECREASE)
                     ----     ----     ----     ----     ----     ----     ----     ----    ----------    ----     ----   ----------
Revenues:
  Investment
    advisory,
    admin. &
    distribution
    fees            $  288   $  304   $  301   $  317   $  341   $  339   $  344   $  386       22%     $1,210   $1,410      17%
  Unit
    Investment
    Trust revenues
    - net               13        7       17        4        9       10       21        9      125%         41       49      20%
  Other revenues        12        6        8       13       12       15       10       19       46%         39       56      44%
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
     Total
       revenues        313      317      326      334      362      364      375      414       24%      1,290    1,515      17%
  Interest expense       8        7        8        8        8        7        8        7      (13%)        31       30      (3%)
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
    Total
      revenues,
      net of
      interest
      expense          305      310      318      326      354      357      367      407       25%      1,259    1,485      18%
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
Expenses:
  Employee
    compensation
    and benefits        85       86       95      118      107      100      110      125        6%        384      442      15%
  Mutual fund
    commission
    expense             35       32       31       28       30       28       34       28       --         126      120      (5%)
  Other expenses        72       79       80       94       86       90       88      124       32%        325      388      19%
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
    Total expenses     192      197      206      240      223      218      232      277       15%        835      950      14%
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
Core income before
  income taxes         113      113      112       86      131      139      135      130       51%        424      535      26%
Provision for
  income taxes          44       45       45       34       51       55       53       52       53%        168      211      26%
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
Core income         $   69   $   68   $   67   $   52   $   80   $   84   $   82   $   78       50%     $  256   $  324      27%
                    ======   ======   ======   ======   ======   ======   ======   ======               ======   ======
Pre-tax profit
  margin              37.0%    36.5%    35.2%    26.4%    37.0%    38.9%    36.8%    31.4%                33.7%    36.0%
ASSETS UNDER
  MANAGEMENT BY
  PRODUCT TYPE (in
  billions of
  dollars):
Money market and
  institutional
  liquidity funds:
  Retail            $ 57.1   $ 56.6   $ 60.9   $ 64.3   $ 68.8   $ 67.8   $ 69.0   $ 72.0       12%
  Institutional       10.4      9.6     10.9     13.5     16.9     15.2     16.6     18.9       40%
                    ------   ------   ------   ------   ------   ------   ------   ------
    Total money
      market and
      institutional
      liquidity
      funds           67.5     66.2     71.8     77.8     85.7     83.0     85.6     90.9       17%
                    ------   ------   ------   ------   ------   ------   ------   ------
Long-term mutual
  funds:
  Equity /
    Balanced          42.5     43.4     37.5     42.5     43.8     45.7     44.7     50.4       19%
  Taxable Fixed
    Income            26.3     28.5     29.6     31.3     31.0     32.1     30.5     25.1      (20%)
  Tax Exempt Fixed
    Income             9.6      9.8     10.4     10.8     10.9     10.2      9.7      8.8      (19%)
  Annuities            3.7      3.3      3.1      3.7      4.1      4.5      4.6      5.4       46%
                    ------   ------   ------   ------   ------   ------   ------   ------
    Total
      long-term
      mutual funds    82.1     85.0     80.6     88.3     89.8     92.5     89.5     89.7        2%
                    ------   ------   ------   ------   ------   ------   ------   ------
Managed accounts:
  Private client      33.3     35.0     35.4     40.0     43.2     46.3     47.5     51.1       28%
  Institutional       75.4     81.3     79.9     93.7     91.4     95.6     96.2    100.0        7%
                    ------   ------   ------   ------   ------   ------   ------   ------
    Total managed
      accounts       108.7    116.3    115.3    133.7    134.6    141.9    143.7    151.1       13%
                    ------   ------   ------   ------   ------   ------   ------   ------
Alternative
  Investment
  Strategies          22.4     24.0     26.3     27.2     28.1     30.0     32.6     32.7       20%
                    ------   ------   ------   ------   ------   ------   ------   ------
Total assets under
  management (1)    $280.7   $291.5   $294.0   $327.0   $338.2   $347.4   $351.4   $364.4       11%
                    ======   ======   ======   ======   ======   ======   ======   ======
ASSETS UNDER
  MANAGEMENT BY
  CLIENT TYPE (in
  billions of
  dollars):
Retail              $168.1   $172.5   $173.5   $189.2   $198.1   $202.5   $202.5   $209.7       11%
Institutional
  (including
  Alternate
  Investment
  Strategies)        112.6    119.0    120.5    137.8    140.1    144.9    148.9    154.7       12%
                    ------   ------   ------   ------   ------   ------   ------   ------
  Total assets
    under
    management      $280.7   $291.5   $294.0   $327.0   $338.2   $347.4   $351.4   $364.4       11%
                    ======   ======   ======   ======   ======   ======   ======   ======
Unit Investment
  Trusts held in
  client accounts   $ 13.1   $ 12.9   $ 12.4   $ 13.2   $ 13.2   $ 13.3   $ 12.8   $ 13.8        5%
Number of
  Morningstar 4-
  and 5-star funds      23       25       24       24       22       17       20       20      (17%)

(1) Includes $34, $31, $32 and $34 billion for the 1998 first, second, third and fourth quarters, respectively, and $29, $35, $36 and $31 billion for the 1999 first, second, third and fourth quarters, respectively, for Global Private Bank clients.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
GLOBAL PRIVATE BANK
(In millions of dollars)

                                                                                             4Q 1999                       YTD 1999
                                                                                               VS.                           VS.
                                                                                             4Q 1998     FULL     FULL     YTD 1998
                      1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q     INCREASE/    YEAR     YEAR    INCREASE/
                     1998     1998     1998     1998     1999     1999     1999     1999    (DECREASE)   1998     1999    (DECREASE)
                     ----     ----     ----     ----     ----     ----     ----     ----    ----------   ----     ----    ----------
Total Revenues,
  Net of Interest
  Expense           $  262   $  283   $  284   $  293   $  272   $  298   $  302   $  329       12%     $1,122   $1,201        7%
Adjusted Operating
  Expenses             175      178      178      183      173      179      183      208       14%        714      743        4%
Provision for Loan
  Losses                (7)      --        1       11        8        2        2       --       --           5       12      140%
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
Core Income Before
  Taxes                 94      105      105       99       91      117      117      121       22%        403      446       11%
Income Taxes            36       40       39       37       34       44       44       46       24%        152      168       11%
                    ------   ------   ------   ------   ------   ------   ------   ------               ------   ------
Core Income         $   58   $   65   $   66   $   62   $   57   $   73   $   73   $   75       21%     $  251   $  278       11%
                    ======   ======   ======   ======   ======   ======   ======   ======               ======   ======

Average Assets (in
  billions of
  dollars)          $   16   $   16   $   17   $   18   $   18   $   19   $   21   $   23       28%     $   17   $   20       18%
                    ======   ======   ======   ======   ======   ======   ======   ======               ======   ======
Return on Assets      1.47%    1.63%    1.54%    1.37%    1.28%    1.54%    1.38%    1.29%                1.48%    1.39%
                    ======   ======   ======   ======   ======   ======   ======   ======               ======   ======

Client Business
  Volumes (in
  billions of
  dollars)          $105.0   $108.0   $105.0   $116.0   $119.0   $126.0   $128.0   $140.2       21%
                    ======   ======   ======   ======   ======   ======   ======   ======

                                                                [CITIGROUP LOGO]

INVESTMENT ACTIVITIES
(In millions of dollars)

                                                                                           4Q 1999                        YTD 1999
                                                                                             VS.                            VS.
                                                                                           4Q 1998     FULL     FULL      YTD 1998
                         1Q      2Q      3Q      4Q       1Q      2Q      3Q       4Q     INCREASE/    YEAR     YEAR     INCREASE/
                        1998    1998    1998    1998     1999    1999    1999     1999    (DECREASE)   1998     1999     (DECREASE)
                        ----    ----    ----    ----     ----    ----    ----     ----    ----------   ----     ----     ----------
CORE INCOME:
  Proprietary
    Investments (1)    $  170  $  165  $   60  $  (54)  $   57  $  133  $  179   $   115    (313%)     $341     $484        42%
  LDC Debt
    Sales/Refinancing     145     123      15      19       15      11      11        12     (37%)      302       49       (84%)
  Portfolio Gains (2)      87      28      25      50       18      19       4        86      72%       190      127       (33%)
                       ------  ------  ------  ------   ------  ------  ------   -------               ----     ----
    Total Core Income  $  402  $  316  $  100  $   15   $   90  $  163  $  194   $   213      NM       $833     $660       (21%)
                       ======  ======  ======  ======   ======  ======  ======   =======               ====     ====


                                                                                           4Q 1999
                                                                                             VS.
                                                                                           4Q 1998
                         1Q      2Q      3Q      4Q       1Q      2Q      3Q       4Q     INCREASE/
                        1998    1998    1998    1998     1999    1999    1999     1999    (DECREASE)
                        ----    ----    ----    ----     ----    ----    ----     ----    ----------
INVESTED ASSETS:
Proprietary
  Investments          $4,708  $5,031  $5,036  $5,170   $5,210  $5,417  $6,203   $ 7,081      37%
LDC Debt /
  Refinancing           5,220   4,059   3,273   3,286    3,380   3,360   3,306     3,371       3%
                       ------  ------  ------  ------   ------  ------  ------   -------
    Total invested
      assets           $9,928  $9,090  $8,309  $8,456   $8,590  $8,777  $9,509   $10,452      24%
                       ======  ======  ======  ======   ======  ======  ======   =======

(1) Includes Venture Capital Activities and certain other corporate investments.

(2) Represents realized gains on investments held by insurance companies (see page 26).

NM       Not meaningful

                                                                [CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                                                                                   4Q 1999
                                                                                                     VS.
                                                                                                   4Q 1998     FULL     FULL
                         1Q       2Q       3Q        4Q        1Q        2Q      3Q        4Q     INCREASE/    YEAR     YEAR
                        1998     1998     1998      1998      1999      1999    1999      1999    (DECREASE)   1998     1999
                        ----     ----     ----      ----      ----      ----    ----      ----    ----------   ----     ----
REVENUES
  Loan interest,
    including fees     $ 5,344  $ 5,625  $ 5,884   $ 6,075  $ 5,888   $ 5,614  $ 5,784  $ 5,886       (3%)    $22,928  $23,172
  Other interest and
    dividends            5,787    6,010    5,926     5,588    5,414     5,449    5,417    5,448       (3%)     23,311   21,728
  Insurance premiums     2,340    2,395    2,423     2,692    2,526     2,616    2,636    2,663       (1%)      9,850   10,441
  Commissions and
    fees                 2,953    3,069    2,995     2,901    2,872     3,153    3,149    3,549       22%      11,918   12,723
  Principal
    transactions         1,365      878   (1,016)      553    1,770     1,272      954    1,164      110%       1,780    5,160
  Asset management
    and
    administration
    fees (1)               498      553      563       678      955     1,003    1,056    1,150       70%       2,292    4,164
  Realized gains
    (losses) from
      sales of
      investments          378      332      (16)      146       53       188       35      281       92%         840      557
  Other income             772    1,099      835       806    1,043     1,141    1,066      810       --        3,512    4,060
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
    Total revenues      19,437   19,961   17,594    19,439   20,521    20,436   20,097   20,951        8%      76,431   82,005
    Interest expense     6,641    6,996    7,173     6,685    6,451     6,056    6,076    6,185       (7%)     27,495   24,768
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
    Total revenues,
      net of interest
      expense           12,796   12,965   10,421    12,754   14,070    14,380   14,021   14,766       16%      48,936   57,237
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
PROVISIONS FOR
  BENEFITS, CLAIMS,
  AND CREDIT LOSSES
  Policyholder
    benefits and
    claims               1,994    2,047    2,099     2,225    2,048     2,151    2,258    2,214       --        8,365    8,671
  Provision for
    credit losses          595      656      826       674      729       790      632      686        2%       2,751    2,837
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
    Total provisions
      for benefits,
      claims, and
      credit losses      2,589    2,703    2,925     2,899    2,777     2,941    2,890    2,900       --       11,116   11,508
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
OPERATING EXPENSES
  Non-insurance
    compensation and
    benefits             3,491    3,429    2,819     3,597    3,755     3,615    3,531    3,635        1%      13,336   14,536
  Insurance
    underwriting,
    acquisition and
    operating              812      811      756       895      825       802      770      892       --        3,274    3,289
  Restructuring /
    Merger Items            --     (324)      --     1,119     (130)       47       22      (27)    (102%)        795      (88)
  Other operating        2,436    2,764    2,764     3,182    2,871     3,060    2,938    3,175       --       11,146   12,044
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
    Total operating
      expenses           6,739    6,680    6,339     8,793    7,321     7,524    7,261    7,675      (13%)     28,551   29,781
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
INCOME BEFORE INCOME
  TAXES, MINORITY
  INTEREST AND
  CUMULATIVE EFFECT
  OF ACCOUNTING
  CHANGES                3,468    3,582    1,157     1,062    3,972     3,915    3,870    4,191      295%       9,269   15,948
Provision for income
  taxes                  1,249    1,290      375       320    1,423     1,402    1,379    1,499      368%       3,234    5,703
Minority interest,
  net of income taxes       58       52       53        65       60        65       56       70        8%         228      251
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
INCOME BEFORE
  CUMULATIVE EFFECT
  OF ACCOUNTING
  CHANGES                2,161    2,240      729       677    2,489     2,448    2,435    2,622      287%       5,807    9,994
Cumulative effect of
  accounting changes        --       --       --        --     (127)       --       --       --       --           --     (127)
                       -------  -------  -------   -------  -------   -------  -------  -------               -------  -------
NET INCOME             $ 2,161  $ 2,240  $   729   $   677  $ 2,362   $ 2,448  $ 2,435  $ 2,622      287%     $ 5,807  $ 9,867
                       =======  =======  =======   =======  =======   =======  =======  =======               =======  =======


                         YTD 1999
                           VS.
                         YTD 1998
                        INCREASE/
                        (DECREASE)
                        ----------
REVENUES
  Loan interest,
    including fees           1%
  Other interest and
    dividends               (7%)
  Insurance premiums         6%
  Commissions and
    fees                     7%
  Principal
    transactions           190%
  Asset management
    and
    administration
    fees (1)                82%
  Realized gains
    (losses) from
      sales of
      investments          (34%)
  Other income              16%

    Total revenues           7%
    Interest expense       (10%)

    Total revenues,
      net of interest
      expense               17%

PROVISIONS FOR
  BENEFITS, CLAIMS,
  AND CREDIT LOSSES
  Policyholder
    benefits and
    claims                   4%
  Provision for
    credit losses            3%

    Total provisions
      for benefits,
      claims, and
      credit losses          4%

OPERATING EXPENSES
  Non-insurance
    compensation and
    benefits                 9%
  Insurance
    underwriting,
    acquisition and
    operating               --
  Restructuring /
    Merger Items          (111%)
  Other operating            8%

    Total operating
      expenses               4%

INCOME BEFORE INCOME
  TAXES, MINORITY
  INTEREST AND
  CUMULATIVE EFFECT
  OF ACCOUNTING
  CHANGES                   72%
Provision for income
  taxes                     76%
Minority interest,
  net of income taxes       10%

INCOME BEFORE
  CUMULATIVE EFFECT
  OF ACCOUNTING
  CHANGES                   72%
Cumulative effect of
  accounting changes        NM

NET INCOME                  70%



(1) The 1999 quarters include asset management and administrative fees for Citicorp subsidiaries, previously reflected in commissions and fees.

NM       - Not meaningful

                                                                [CITIGROUP LOGO]

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)

                                                                                                    4Q 1999
                                                                                                      VS.
                                                                                                    4Q 1998      FULL      FULL
                         1Q       2Q       3Q       4Q        1Q        2Q        3Q        4Q     INCREASE/     YEAR      YEAR
                        1998     1998     1998     1998      1999      1999      1999      1999    (DECREASE)    1998      1999
                        ----     ----     ----     ----      ----      ----      ----      ----    ----------    ----      ----
Total Revenues, Net
  of Interest Expense  $12,796  $12,965  $10,421  $12,754   $14,070   $14,380   $14,021   $14,766      16%     $48,936   $57,237
Effect of Credit Card
  Securitization
    Activity               462      581      576      568       588       570       552       559      (2%)      2,187     2,269
                       -------  -------  -------  -------   -------   -------   -------   -------              -------   -------
ADJUSTED REVENUES,
  NET OF INTEREST
  EXPENSE               13,258   13,546   10,997   13,322    14,658    14,950    14,573    15,325      15%      51,123    59,506
Total Operating
  Expenses               6,739    6,680    6,339    8,793     7,321     7,524     7,261     7,675     (13%)     28,551    29,781
Restructuring /
  Merger Items (1)          --      324       --   (1,119)      130       (47)      (22)       27      NM         (795)       88
                       -------  -------  -------  -------   -------   -------   -------   -------              -------   -------
ADJUSTED OPERATING
  EXPENSES               6,739    7,004    6,339    7,674     7,451     7,477     7,239     7,702      --       27,756    29,869
Provisions for
  Benefits, Claims
    and Credit Losses    2,589    2,703    2,925    2,899     2,777     2,941     2,890     2,900      --       11,116    11,508
Effect of Credit Card
  Securitization
  Activity                 462      581      576      568       588       570       552       559      (2%)      2,187     2,269
                       -------  -------  -------  -------   -------   -------   -------   -------              -------   -------
ADJUSTED PROVISIONS
  FOR BENEFITS,
    CLAIMS AND CREDIT
    LOSSES               3,051    3,284    3,501    3,467     3,365     3,511     3,442     3,459      --       13,303    13,777
CORE INCOME BEFORE
  INCOME TAXES AND
  MINORITY INTEREST      3,468    3,258    1,157    2,181     3,842     3,962     3,892     4,164      91%      10,064    15,860
Taxes on Core Income     1,249    1,157      375      713     1,367     1,420     1,386     1,489     109%       3,494     5,662
Minority Interest,
  Net of Income Taxes       58       52       53       65        60        65        56        70       8%         228       251
                       -------  -------  -------  -------   -------   -------   -------   -------              -------   -------
CORE INCOME              2,161    2,049      729    1,403     2,415     2,477     2,450     2,605      86%       6,342     9,947
Restructuring /
  Merger Items
  After-tax (1)             --      191       --     (726)       74       (29)      (15)       17    (102%)       (535)       47
Cumulative Effect of
  Accounting
  Changes (2)               --       --       --       --      (127)       --        --        --      --           --      (127)
                       -------  -------  -------  -------   -------   -------   -------   -------              -------   -------
NET INCOME             $ 2,161  $ 2,240  $   729  $   677   $ 2,362   $ 2,448   $ 2,435   $ 2,622     287%     $ 5,807   $ 9,867
                       =======  =======  =======  =======   =======   =======   =======   =======              =======   =======


                         YTD 1999
                           VS.
                         YTD 1998
                        INCREASE/
                        (DECREASE)
                        ----------
Total Revenues, Net
  of Interest Expense       17%
Effect of Credit Card
  Securitization
    Activity                 4%
ADJUSTED REVENUES,
  NET OF INTEREST
  EXPENSE                   16%
Total Operating
  Expenses                   4%
Restructuring /
  Merger Items (1)          NM
ADJUSTED OPERATING
  EXPENSES                   8%
Provisions for
  Benefits, Claims
    and Credit Losses        4%
Effect of Credit Card
  Securitization
  Activity                   4%
ADJUSTED PROVISIONS
  FOR BENEFITS,
    CLAIMS AND CREDIT
    LOSSES                   4%
CORE INCOME BEFORE
  INCOME TAXES AND
  MINORITY INTEREST         58%
Taxes on Core Income        62%
Minority Interest,
  Net of Income Taxes       10%
CORE INCOME                 57%
Restructuring /
  Merger Items
  After-tax (1)           (109%)
Cumulative Effect of
  Accounting
  Changes (2)               NM
NET INCOME                  70%



(1) Includes restructuring charge of $1,122 million pre-tax ($703 million after-tax) and merger-related expenses of $65 million in the 1998 fourth quarter, a charge of $49 million pre-tax ($31 million after-tax) related to severance in the 1999 third quarter; and a charge of $82 million pre-tax ($51 million after-tax) in the 1999 fourth quarter; credits for reversals of prior charges of $324 million pre-tax ($191 million after-tax) in the 1998 second quarter, $68 million pre-tax ($42 million after-tax) in the 1998 fourth quarter, $211 million pre-tax ($125 million after-tax) in the 1999 first quarter, $68 million pre-tax ($41 million after-tax) in the 1999 third quarter, and $122 million pre-tax ($76 million after-tax) in the 1999 fourth quarter. The 1999 fourth, third, second and first quarters also included $13 million pre-tax ($8 million after-tax), $41 million pre-tax ($25 million after-tax), $47 million pre-tax ($29 million after-tax), and $81 million pre-tax ($51 million after-tax), respectively, of accelerated depreciation.

(2) First quarter 1999 accounting changes refer to adoption of Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) of ($135) million; adoption of SOP 98-7, "Deposits Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM       - Not meaningful

                                                                [CITIGROUP LOGO]

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                        EOP                                             AVERAGE
                                       LOANS        90 DAYS OR MORE PAST DUE (1)         LOANS            NET CREDIT LOSSES (1)
                                      -------    --------------------------------       -------      ------------------------------
                                      4Q 1999    4Q 1999     3Q 1999      4Q 1998       4Q 1999      4Q 1999     3Q 1999    4Q 1998
                                      -------    -------     -------      -------       -------      -------     -------    -------
CITIBANKING NORTH AMERICA             $  7.4     $    55     $    64     $      93     $     7.4     $    23     $    20    $    27
Ratio                                               0.75%       0.87%         1.20%                     1.23%       1.03%      1.38%

MORTGAGE BANKING                        30.1         696         629           625          28.6          11           8         17
Ratio                                               2.31%       2.28%         2.44%                     0.15%       0.12%      0.27%

U.S. BANKCARDS                          73.7       1,061         995         1,001          70.1         783         773        790
Ratio                                               1.44%       1.42%         1.45%                     4.43%       4.40%      4.82%

OTHER CARDS                              2.2          30          25            28           2.3          21          24         21
Ratio                                               1.38%       1.09%         1.23%                     3.87%       3.82%      3.33%

CITIFINANCIAL                           15.5         203         186           172          15.1          83          71         77
Ratio                                               1.31%       1.27%         1.44%                     2.19%       2.00%      2.67%

EUROPE, MIDDLE EAST AND AFRICA          17.2         914         953           955          17.2          67          69         75
Ratio                                               5.33%       5.45%         5.46%                     1.56%       1.60%      1.70%

ASIA PACIFIC                            25.1         453         450           498          24.5          71          73         68
Ratio                                               1.80%       1.87%         2.28%                     1.15%       1.23%      1.24%

LATIN AMERICA                            7.8         320         325           288           7.9          94         110         67
Ratio                                               4.10%       4.10%         3.60%                     4.71%       5.55%      3.39%

GLOBAL PRIVATE BANK                     22.4         120         145           193          21.7           7           2         11
Ratio                                               0.54%       0.69%         1.14%                     0.13%       0.05%      0.25%

OTHER                                    0.8           3           3             2           0.9           2           1          1


                                      ------     -------     -------     ---------     ---------     -------     -------    -------
TOTAL MANAGED                          202.2       3,855       3,775         3,855         195.7       1,162       1,151      1,154
Ratio                                               1.91%       1.95%         2.12%                     2.36%       2.40%      2.61%

SECURITIZATION ACTIVITIES:

SECURITIZED CREDIT CARD RECEIVABLES    (49.0)       (725)       (704)         (658)        (48.6)       (537)       (525)      (536)
LOANS HELD FOR SALE                     (4.5)        (32)        (37)          (38)         (4.3)        (22)        (27)       (32)
                                      ------     -------     -------     ---------     ---------     -------     -------    -------
                                       (53.5)       (757)       (741)         (696)        (52.9)       (559)       (552)      (568)

TOTAL LOANS                           $148.7     $ 3,098     $ 3,034     $   3,159     $   142.8     $   603     $   599    $   586
                                      ======     =======     =======     =========     =========     =======     =======    =======

Ratio                                               2.08%       2.17%         2.39%                     1.68%       1.73%      1.80%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

DETAILS OF CREDIT LOSS EXPERIENCE                               [CITIGROUP LOGO]
(In millions of dollars)

                                                           1Q            2Q            3Q             4Q
                                                          1998          1998          1998           1998
                                                        -------       -------       -------        -------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD      $ 6,137       $ 6,159       $ 6,529        $ 6,604
                                                        -------       -------       -------        -------
PROVISION FOR CREDIT LOSSES
     Consumer                                               540           628           594           605
     Commercial                                              55            28           232            69

GROSS CREDIT LOSSES
     Consumer                                               618           716           686           715
     Commercial                                              84            82           272           138
                                                        -------       -------       -------       -------
                                                            702           798           958           853
                                                        -------       -------       -------       -------
CREDIT RECOVERIES
     Consumer                                               112           127           129           129
     Commercial                                              29            54            40            47
                                                        -------       -------       -------       -------
                                                            141           181           169           176
                                                        -------       -------       -------       -------

NET CREDIT LOSSES                                           561           617          789            677
                                                        -------       -------       -------       -------
Other -- net (1)                                            (12)          331            38            16
                                                        -------       -------       -------       -------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD            $ 6,159       $ 6,529       $ 6,604       $ 6,617
                                                        -------       -------       -------       -------

Net consumer credit losses                              $   506       $   589       $   557       $   586
As a percentage of average consumer loans                  1.75%         1.93%         1.80%         1.80%
Net commercial credit losses                            $    55       $    28       $   232       $    91
As a percentage of average commercial loans                0.28%         0.13%         1.07%         0.39%




ALLOWANCE FOR CREDIT LOSSES
---------------------------
Consumer (1)                                            $ 2,830       $ 3,200       $ 3,275        $ 3,310
Commercial                                                3,329         3,329         3,329          3,307
                                                        -------       -------       -------        -------
     Total Allowance for Credit Losses                  $ 6,159       $ 6,529       $ 6,604        $ 6,617
                                                        =======       =======       =======        =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                   2.41%         2.67%         2.62%          2.50%
Commercial                                                 3.89%         3.80%         3.68%          3.69%
Total                                                      3.03%         3.15%         3.06%          2.98%

                                                          1Q            2Q            3Q            4Q
                                                         1999          1999          1999          1999
                                                        -------       -------       -------       -------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD      $ 6,617       $ 6,662       $ 6,743       $ 6,706
                                                        -------       -------       -------       -------
PROVISION FOR CREDIT LOSSES
     Consumer                                              618           680           595            596
     Commercial                                            111           110            37             90

GROSS CREDIT LOSSES
     Consumer                                              695           772           744            739
     Commercial                                            131           134           103            156
                                                       -------       -------       -------        -------
                                                           826           906           847            895
                                                       -------       -------       -------        -------
CREDIT RECOVERIES
     Consumer                                              118           140           145            136
     Commercial                                             20            24            16             57
                                                       -------       -------       -------        -------
                                                           138           164           161            193
                                                       -------       -------       -------        -------

NET CREDIT LOSSES                                          688           742           686            702
                                                       -------       -------       -------        -------
Other -- net (1)                                             4            33            17           (11)
                                                       -------       -------       -------        -------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD           $ 6,662       $ 6,743       $ 6,706        $ 6,679
                                                       =======       =======       =======        =======

Net consumer credit losses                             $   577       $   632       $   599        $   603
As a percentage of average consumer loans                 1.78%         1.89%         1.73%          1.68%
Net commercial credit losses                           $   111       $   110       $    87        $    99
As a percentage of average commercial loans               0.46%         0.48%         0.37%          0.42%




ALLOWANCE FOR CREDIT LOSSES
Consumer (1)                                           $ 3,355       $ 3,436       $ 3,449        $ 3,435
Commercial                                               3,307         3,307         3,257          3,244
                                                       -------       -------       -------        -------
     Total Allowance for Credit Losses                 $ 6,662       $ 6,743       $ 6,706        $ 6,679
                                                       =======       =======       =======        =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                  2.56%         2.55%         2.47%          2.31%
Commercial                                                3.46%         3.38%         3.34%          3.40%
Total                                                     2.94%         2.90%         2.83%          2.73%


(1) The 1998 second quarter reflects the addition of $320 million of credit reserves related to the acquisition of the Universal Card portfolio.

CITIGROUP SUPPLEMENTAL DATA                                     [CITIGROUP LOGO]
(In millions of dollars)

                                                                    1Q          2Q          3Q          4Q
                                                                   1998        1998        1998        1998
                                                                  ------      ------      ------      ------
CASH BASIS AND RENEGOTIATED LOANS
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value)(1)    $  242      $  193      $  170      $  394
Other                                                              1,102       1,100       1,110       1,201
                                                                  ======      ======      ======      ======
     Total Cash-Basis Loans                                       $1,344      $1,293      $1,280      $1,595
                                                                  ======      ======      ======      ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets                                                  $  953      $  981      $  982      $1,062
Global Relationship Banking                                          378         300         286         268
Insurance Subsidiaries                                                --          --          --         252
Investment Activities                                                 13          12          12          13
                                                                  ------      ------      ------      ------
     Total Cash-Basis Loans                                       $1,344      $1,293      $1,280      $1,595
                                                                  ======      ======      ======      ======

COMMERCIAL RENEGOTIATED LOANS                                     $   61      $   45      $   48      $   45
                                                                  ======      ======      ======      ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
     HAS BEEN SUSPENDED                                           $2,013      $2,031      $2,107      $2,283
                                                                  ======      ======      ======      ======

OTHER REAL ESTATE OWNED (2)
Consumer                                                          $  258      $  199      $  260      $  254
                                                                  ------      ------      ------      ------

Emerging Markets                                                      21          24          26          27
Global Relationship Banking                                          329         324         319         235
Insurance Subsidiaries                                               181         183         203         226
                                                                  ------      ------      ------      ------
     Total Commercial                                                531         531         548         488
                                                                  ------      ------      ------      ------

Corporate/Other                                                        8           8           8           8
                                                                  ------      ------      ------      ------

Total                                                             $  797      $  738      $  816      $  750
                                                                  ======      ======      ======      ======

ASSETS PENDING DISPOSITION (3)                                    $  103      $  104      $  103      $  100
                                                                  ======      ======      ======      ======


                                                                    1Q          2Q          3Q          4Q
                                                                   1999        1999        1999        1999
                                                                  ------      ------      ------      ------
CASH BASIS AND RENEGOTIATED LOANS
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value)(1)    $  358      $  214      $  277      $  241
Other                                                              1,277       1,341       1,232       1,162
                                                                  ======      ======      ======      ======
     Total Cash-Basis Loans                                       $1,635      $1,555      $1,509      $1,403
                                                                  ======      ======      ======      ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets                                                  $1,095      $1,197      $1,154      $1,044
Global Relationship Banking                                          308         279         302         304
Insurance Subsidiaries                                               218          66          40          41
Investment Activities                                                 14          13          13          14
                                                                  ======      ======      ======      ======
     Total Cash-Basis Loans                                       $1,635      $1,555      $1,509      $1,403
                                                                  ======      ======      ======      ======

COMMERCIAL RENEGOTIATED LOANS                                     $   47      $   50      $   68      $   59
                                                                  ======      ======      ======      ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
     HAS BEEN SUSPENDED                                           $2,252      $2,259      $2,214      $2,230
                                                                  ======      ======      ======      ======

OTHER REAL ESTATE OWNED (2)
Consumer                                                          $  217      $  213      $  211      $  204
                                                                  ------      ------      ------      ------

Emerging Markets                                                      26          28          50          44
Global Relationship Banking                                          212         178         178         156
Insurance Subsidiaries                                               217         420         420         286
                                                                  ------      ------      ------      ------
     Total Commercial                                                455         626         648         486
                                                                  ------      ------      ------      ------

Corporate/Other                                                        8           8           8          14
                                                                  ------      ------      ------      ------

Total                                                             $  680      $  847      $  867      $  704
                                                                  ======      ======      ======      ======

ASSETS PENDING DISPOSITION (3)                                    $   95      $   89      $   87      $   86
                                                                  ======      ======      ======      ======

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(2) Represents repossessed real estate, carried at lower of cost or collateral value.
(3) Represents consumer residential mortgage loans that have a high probability of foreclosure, carried at lower of cost or collateral value.

MANAGED ASSETS AND INSURANCE INVESTMENTS                        [CITIGROUP LOGO]
(In billions of dollars)


                                                                1Q           2Q           3Q           4Q
                                                               1998         1998         1998         1998
                                                            ---------    ---------    ---------    ---------
SSB Citi Asset Management Group                             $   280.7    $   291.5    $   294.0    $   327.0
SSB - Financial Consultant managed accounts                      13.3         14.3         13.8         16.5
Travelers Life and Annuity                                       25.2         24.3         25.7         26.0
                                                            ---------    ---------    ---------    ---------
    Total assets managed for third parties                      319.2        330.1        333.5        369.5

Consulting Group externally managed assets                       67.1         69.3         63.9         71.9
Other investments held by Insurance companies                    37.1         38.2         40.1         37.6
                                                            ---------    ---------    ---------    ---------
    Total managed assets and insurance investments          $   423.4    $   437.6    $   437.5    $   479.0
                                                            =========    =========    =========    =========

                                                                                                                    4Q 1999 VS.
                                                                1Q           2Q           3Q           4Q        4Q 1998 INCREASE/
                                                               1999         1999         1999         1999          (DECREASE)
                                                            ---------    ---------    ---------    ---------     -----------------
SSB Citi Asset Management Group                             $   338.2    $   347.4    $   351.4    $   364.4            11%
SSB - Financial Consultant managed accounts                      18.6         20.2         21.4         27.4            66%
Travelers Life and Annuity                                       26.6         27.3         27.5         27.4             5%
                                                            ---------    ---------    ---------    ---------
    Total assets managed for third parties                      383.4        394.9        400.3        419.2            13%

Consulting Group externally managed assets                       73.1         76.8         74.6         83.0            15%
Other investments held by Insurance companies                    39.0         39.3         38.6         37.5            --
                                                            ---------    ---------    ---------    ---------
    Total managed assets and insurance investments          $   495.5    $   511.0    $   513.5    $   539.7            13%
                                                            =========    =========    =========    =========

INSURANCE INVESTMENT PORTFOLIO
(In millions of dollars)


                                                                 1Q           2Q           3Q           4Q
                                                                1998         1998         1998         1998
                                                              --------     --------     --------     --------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies        $  8,726     $  8,693     $  9,663     $  9,599
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies              3,912        4,281        4,977        4,144
         Corporates (including redeemable preferreds)           27,428       27,176       26,796       26,437
         Obligations of states and political subdivisions        9,124       10,107       10,854       10,977
         Debt securities issued by foreign governments           1,339        1,166          997        1,603
    Held to maturity, at amortized cost                             38           36           33           30
                                                              --------     --------     --------     --------
    Total fixed income                                          50,567       51,459       53,320       52,790
Equity securities, at market                                     1,541        1,503        1,368        1,423
Short-term and other                                             6,709        6,179        7,477        5,757
                                                              --------     --------     --------     --------
    Total investments held by Insurance companies             $ 58,817     $ 59,141     $ 62,165     $ 59,970
                                                              ========     ========     ========     ========

After tax unrealized gains / (losses) on invested assets      $  1,121     $  1,274     $  1,793     $  1,400
                                                              ========     ========     ========     ========

                                                                                                                     4Q 1999 VS.
                                                                 1Q           2Q           3Q            4Q       4Q 1998 INCREASE/
                                                                1999         1999         1999          1999         (DECREASE)
                                                              --------     --------     --------      --------    -----------------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies        $  9,595     $  9,294     $  9,058      $  9,010           (6%)
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies              3,728        3,324        2,983         2,778          (33%)
         Corporates (including redeemable preferreds)           27,346       27,504       27,606        26,635            1%
         Obligations of states and political subdivisions       11,023       10,672       10,362         9,981           (9%)
         Debt securities issued by foreign governments           1,822        1,842        1,631         1,711            7%
    Held to maturity, at amortized cost                             28           26           24            33           10%
                                                              --------     --------     --------      --------
    Total fixed income                                          53,542       52,662       51,664        50,148           (5%)
Equity securities, at market                                     1,685        1,819        1,905         2,121           49%
Short-term and other                                             6,651        5,301        5,524         5,322           (8%)
                                                              --------     --------     --------      --------
    Total investments held by Insurance companies             $ 61,878     $ 59,782     $ 59,093      $ 57,591           (4%)
                                                              ========     ========     ========      ========

After tax unrealized gains / (losses) on invested assets      $    943     $    100     $   (251)     $   (587)        (142%)
                                                              ========     ========     ========      ========

CITICORP SUPPLEMENTAL DATA
(In millions of dollars)

                                                               1Q          2Q          3Q           4Q
                                                              1998        1998        1998         1998
                                                            -------     -------     -------      -------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                        $ 3,111     $ 3,273     $ 3,400      $ 3,583
Effect of Credit Card Securitization Activity                   642         913         956        1,042
                                                            -------     -------     -------      -------
     Total Adjusted                                         $ 3,753     $ 4,186     $ 4,356      $ 4,625
                                                            =======     =======     =======      =======

Average Interest Earning Assets (in billions of dollars)    $ 277.6     $ 288.9     $ 292.4      $ 299.7
Effect of Credit Card Securitization Activity                  27.6        37.0        40.2         41.5
                                                            -------     -------     -------      -------
     Total Adjusted                                         $ 305.2     $ 325.9     $ 332.6      $ 341.2
                                                            =======     =======     =======      =======

Net Interest Margin (%)                                        4.54%       4.54%       4.61%        4.74%
Effect of Credit Card Securitization Activity                  0.45%       0.61%       0.59%        0.64%
                                                            -------     -------     -------      -------
     Total Adjusted                                            4.99%       5.15%       5.20%        5.38%
                                                            =======     =======     =======      =======

                                                               1Q          2Q          3Q           4Q       FULL YEAR    FULL YEAR
                                                              1999        1999        1999         1999         1998         1999
                                                            -------     -------     -------      -------     ---------    ---------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                        $ 3,587     $ 3,651     $ 3,660      $ 3,714      $13,367      $14,612
Effect of Credit Card Securitization Activity                 1,084       1,020       1,043        1,008        3,553        4,155
                                                            -------     -------     -------      -------      -------      -------
     Total Adjusted                                         $ 4,671     $ 4,671     $ 4,703      $ 4,722      $16,920      $18,767
                                                            =======     =======     =======      =======      =======      =======

Average Interest Earning Assets (in billions of dollars)    $ 300.8     $ 304.4     $ 307.9      $ 313.4      $ 289.7      $ 306.6
Effect of Credit Card Securitization Activity                  44.3        46.7        47.9         48.6         36.6         46.9
                                                            -------     -------     -------      -------      -------      -------
     Total Adjusted                                         $ 345.1     $ 351.1     $ 355.8      $ 362.0      $ 326.3      $ 353.5
                                                            =======     =======     =======      =======      =======      =======

Net Interest Margin (%)                                        4.84%       4.81%       4.72%        4.70%        4.61%        4.77%
Effect of Credit Card Securitization Activity                  0.65%       0.53%       0.52%        0.47%        0.57%        0.54%
                                                            -------     -------     -------      -------      -------      -------
     Total Adjusted                                            5.49%       5.34%       5.24%        5.17%        5.18%        5.31%
                                                            =======     =======     =======      =======      =======      =======

                                                               1Q          2Q          3Q           4Q
                                                              1998        1998        1998         1998
                                                            -------     -------     -------      -------
TRADING RELATED REVENUES
BY BUSINESS SECTOR:
Global Corporate (1):
     Emerging Markets                                       $   316     $   287     $   144      $   253
     Global Relationship Banking                                338         329         153          231
                                                            -------     -------     -------      -------
        Total Global Corporate                                  654         616         297          484
Global Consumer and Other                                        74         114          95          101
                                                            -------     -------     -------      -------
     Total                                                  $   728     $   730     $   392      $   585
                                                            =======     =======     =======      =======

BY TRADING ACTIVITY:
Foreign Exchange                                            $   412     $   425     $   403      $   373
Derivative                                                      196         182          94          223
Fixed Income                                                     70          31         (30)         (11)
Other                                                            50          92         (75)        --
                                                            -------     -------     -------      -------
     Total                                                  $   728     $   730     $   392      $   585
                                                            =======     =======     =======      =======

BY INCOME STATEMENT LINE:
Foreign Exchange                                            $   349     $   465     $   474      $   340
Trading Account                                                 236          98        (159)          90
Other                                                           143         167          77          155
                                                            -------     -------     -------      -------
     Total                                                  $   728     $   730     $   392      $   585
                                                            =======     =======     =======      =======

                                                               1Q          2Q          3Q           4Q       FULL YEAR    FULL YEAR
                                                              1999        1999        1999         1999         1998         1999
                                                            -------     -------     -------      -------     ---------    ---------
TRADING RELATED REVENUES
BY BUSINESS SECTOR:
Global Corporate (1):
     Emerging Markets                                       $   335     $   253     $   261      $   237      $ 1,000      $ 1,086
     Global Relationship Banking                                414         253         297          299        1,051        1,263
                                                            -------     -------     -------      -------      -------      -------
        Total Global Corporate                                  749         506         558          536        2,051        2,349
Global Consumer and Other                                       123          94         127          111          384          455
                                                            -------     -------     -------      -------      -------      -------
     Total                                                  $   872     $   600     $   685      $   647      $ 2,435      $ 2,804
                                                            =======     =======     =======      =======      =======      =======

BY TRADING ACTIVITY:
Foreign Exchange                                            $   430     $   308     $   394      $   346      $ 1,613      $ 1,478
Derivative                                                      303         192         197          205          695          897
Fixed Income                                                     32          21          31           34           60          118
Other                                                           107          79          63           62           67          311
                                                            -------     -------     -------      -------      -------      -------
     Total                                                  $   872     $   600     $   685      $   647      $ 2,435      $ 2,804
                                                            =======     =======     =======      =======      =======      =======






BY INCOME STATEMENT LINE:
Foreign Exchange                                            $   488     $   368     $   358      $   355      $ 1,628      $ 1,569
Trading Account                                                 304         138         252          194          265          888
Other                                                            80          94          75           98          542          347
                                                            -------     -------     -------      -------      -------      -------
     Total                                                  $   872     $   600     $   685      $   647      $ 2,435      $ 2,804
                                                            =======     =======     =======      =======      =======      =======

(1) Global Relationship Banking and Emerging Markets split restated to reflect current management structure.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 19, 2000              CITIGROUP INC.

                                      By: /s/  Roger W. Trupin
                                         --------------------------------
                                      Name:    Roger W. Trupin
                                      Title:   Controller